Exhibit 1.1

PROSPECT CAPITAL CORPORATION
DEALER MANAGER AGREEMENT
August 3, 2020
Preferred Capital Securities, LLC
3284 Northside Parkway NW, Suite 150
Atlanta, GA 30327
RE:    PROSPECT CAPITAL CORPORATION
Ladies and Gentlemen:
Prospect Capital Corporation, a corporation organized under the laws of Maryland (the “Company”), proposes to offer up to 40,000,000 shares, par value $0.001 per share, of preferred stock, with a $1,000,000,000 aggregate liquidation preference (the “Preferred Stock”). The Preferred Stock will be issued in multiple series, including the 5.50% Series A1 Preferred Stock (“Series A1 Preferred Stock”), the 5.50% Series M1 Preferred Stock (“Series M1 Preferred Stock”), and the 5.50% Series M2 Preferred Stock (“Series M2 Preferred Stock”), and the Company may offer any future series of Preferred Stock, provided that the aggregate number of shares issued across all series of Preferred Stock offered pursuant to this Dealer Manager Agreement (this “Agreement”) shall not exceed 40,000,000 shares (the “Offering”). Each share of Preferred Stock will be sold at a public offering price of $25.00 per share (the “Stated Value”). The minimum investment amount is $5,000, but purchases of less than $5,000 may be permitted by the Company in the Company’s sole discretion.
Upon the terms and subject to the conditions contained in this Agreement, the Company hereby appoints Preferred Capital Securities, LLC, a Georgia limited liability company (the “Dealer Manager”), to act as its agent, principal distributor and exclusive dealer manager for the Offering, and the Dealer Manager desires to accept such engagement.

1.	Representations And Warranties Of The Company. The Company hereby represents, warrants and agrees, as of the date of this Agreement and on each Effective Date (as defined below) as follows:

(a)
Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Securities Act Rules and Regulation”), as applied pursuant to the Small Business

Credit Availability Act (“SBCAA”) or otherwise, on Form N-2 covering the registration of the Company’s securities under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the Securities Act Rules and Regulation. Such registration statement became effective immediately upon its filing with the Commission. Prior to the expiration of any currently effective registration statement covering the registration of the Company’s securities under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the Securities Act Rules and Regulation, the Company will prepare and file a new automatic shelf registration statement on Form N-2 covering the continued registration of the Company’s securities under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the Securities Act Rules and Regulation.
Except where the context otherwise requires, each such registration statement, as amended, including all documents filed as a part thereof or incorporated by reference therein, and including any Rule 430B information contained in a prospectus related to the Offering subsequently filed with the Commission pursuant to Rule 497, Rule 424 or such other Securities Act Rules and Regulations as may be applicable to the Company and deemed to be part of such registration statement and also including any Rule 462(b) Registration Statement, is herein called the “Registration Statement.”
“Prospectus” means the base prospectus relating to various securities of the Company that is included in the Registration Statement and any prospectus supplement (including a pricing supplement, if applicable) relating to the Offering, filed by the Company with the Commission pursuant to Rule 497 or Rule 424, as applicable, including, in each case, any document incorporated or deemed to be incorporated therein by reference pursuant to the SBCAA or the rules of the Commission promulgated thereunder or otherwise.
“Registration Statement” without reference to a time means such registration statement, as amended, as of the time of the first contract of sale of Preferred Stock of a particular series, which time shall be considered the new effective date of such registration statement, as amended, with respect to such series of Preferred Stock (within the meaning of Rule 430B(f)(2)). For purposes of this definition, information contained in a form of prospectus, prospectus supplement or pricing supplement that is retroactively deemed to be a part of such registration statement, as amended, pursuant to Rule 430B or Rule 430C shall be considered to be included in such registration statement, as amended, as of the time specified in Rule 430B or Rule 430C, as the case may be.

All references in this Agreement to financial statements and schedules and other information which is “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed under the SBCAA to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus, including those made pursuant to Rule 497, Rule 424 or such other Securities Act Rules and Regulations as may be applicable to the Company, shall be deemed to mean and include, without limitation, the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is or is deemed to be incorporated by reference in or otherwise deemed under the SBCAA or the rules of the Commission promulgated thereunder or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date.
As used herein, the term “Effective Date” shall refer to the effective date of each Prospectus relating to the Offering, unless the context otherwise requires.

(b)	Compliance With the Securities Act. During the term of this Agreement:

(i)
the Registration Statement, the Prospectus and any amendments or supplements thereto have complied, and will comply, in all material respects with the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and the rules and regulations promulgated thereunder (the “Exchange Act Rules and Regulations”);

(ii)
the Registration Statement does not, and any amendments thereto will not, in each case as of the applicable Effective Date, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not, and any amendment or supplement thereto will not, as of the applicable filing date, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that the foregoing provisions of this Section 1(b) will not extend to any statements contained in or omitted from the Registration Statement or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Dealer Manager expressly for use in the Registration Statement or Prospectus, or any amendments or supplements thereto; and

(iii)
the documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they are hereafter filed with the Commission, will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Effective Date, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)	Securities Matters. There has not been:

(i)	any request by the Commission for any further amendment to the Registration Statement or the Prospectus or for any additional information;

(ii)
any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, to the Company’s knowledge, threat of any proceeding for that purpose; or

(iii)
any notification with respect to the suspension of the qualification of the Preferred Stock for sale in any jurisdiction or any initiation or, to the Company’s knowledge, threat of any proceeding for such purpose.

The Company is in compliance in all material respects with all federal and state securities laws, rules and regulations applicable to it and its activities, including, without limitation, with respect to the Offering and the sale of the Preferred Stock.

(d)
Corporate Status and Good Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(e)
Authorization of Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and, assuming due authorization, execution and delivery of this Agreement by the Dealer

Manager, constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of the United States, any state or any political subdivision thereof which affect creditors’ rights generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited under applicable securities laws.

(f)
Absence of Conflict or Default. The execution and delivery of this Agreement, the consummation of the transactions contemplated herein and the fulfillment of the terms hereof do not and will not conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under:

(i)	the Company’s or any of its subsidiaries’ charter, bylaws, or other organizational documents, as the case may be;

(ii)
any material indenture, mortgage, deed of trust, voting trust agreement, note, lease or other material agreement or instrument to which the Company or any of its consolidated subsidiaries is a party or by which the Company or any of its consolidated subsidiaries or any of their properties is bound except, for purposes of this clause (ii) only, for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Company MAE (as defined below in this Section 1(f)); or

(iii)
any statute, rule or regulation or order of any court or other governmental agency or body having jurisdiction over the Company, any of its consolidated subsidiaries or any of their properties, except for such conflicts, breaches or defaults that do not result in and would not reasonably be expected to result in, individually or in the aggregate, a Company MAE (as defined in this Section 1(f)).

No consent, approval, authorization or order of any court or other governmental agency or body has been or is required for the performance of this Agreement or for the consummation by the Company of any of the transactions contemplated hereby (except as have been obtained under the Securities Act, the Exchange Act, or as may be required under the Financial Industry Regulatory Authority (“FINRA”) or state securities or applicable blue sky laws in connection with the offer and sale of the Preferred Stock or under the laws of states in which the Company may be qualified to transact business or as may be required by subsequent events which may occur). Neither the Company nor any of its subsidiaries is in violation of its charter, bylaws or other organizational documents, as the case may be, that would reasonably be expected to result in a Company MAE.
As used in this Agreement, “Company MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings or business prospects of the Company and its consolidated subsidiaries considered as one enterprise, or (B) the ability of the Company to perform its obligations under this Agreement or the validity or enforceability of this Agreement or the Preferred Stock. As used in this Agreement, “business prospects” excludes any development resulting from any event, circumstance, development, change or effect (1) in general economic or business conditions, (2) in financial or securities markets generally, (3) generally affecting the business or industry in which the Company operates or (4) resulting from force majeure events such as, but not limited to, acts of God, pandemics, epidemics, natural disasters, war or other hostilities, civil unrest, riots, work stoppages, occupations, strikes, crime and governmental restrictions on individual liberty or economic activity.

(g)
Actions or Proceedings. Unless otherwise described in the Prospectus, there are no actions, suits or proceedings against, or investigations of, the Company or its consolidated subsidiaries pending or, to the knowledge of the Company, threatened, before any court, arbitrator, administrative agency or other tribunal:

(i)	asserting the invalidity of this Agreement;

(ii)	seeking to prevent the issuance of the Preferred Stock or the consummation of any of the transactions contemplated by this Agreement;

(iii)
that would reasonably be expected to materially and adversely affect the performance by the Company of its obligations under or the validity or enforceability of, this Agreement or the Preferred Stock;

(iv)	that would reasonably be expected to result in a Company MAE, or

(v)
seeking to affect adversely the U.S. federal income tax attributes of the Preferred Stock except as described in the Prospectus. The Company promptly will give notice to the Dealer Manager of the occurrence of any action, suit, proceeding or investigation of the type referred to above arising or occurring on or after the initial Effective Date.

(h)
Escrow Agreement. In connection with purchases using DRS Settlement, the Company will enter into an escrow agreement (the “Escrow Agreement”) with the Dealer Manager and UMB Bank, N.A. (the “Escrow Agent”), substantially in the form mutually agreed upon by the Company, the Dealer Manager, and the Escrow Agent.

(i)
Sales Literature. Any supplemental sales literature or advertisement intended for use with potential retail investors in connection with the Offering which previously has been, or hereafter is, furnished or approved by the Company (collectively, “Approved Sales Literature”), shall, to the extent required, be filed with and approved by the appropriate securities agencies and bodies, provided that the Dealer Manager will make all FINRA filings, to the extent required. To the knowledge of the Company, any and all Approved Sales Literature, when used in connection with the Prospectus, did not or will not at the time provided for use include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representation will not extend to any statements contained in or omitted from Approved Sales Literature that are made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Dealer Manager expressly for use in the Registration Statement, Prospectus or Approved Sales Literature.

(j)
Authorization of Preferred Stock. The Preferred Stock has been duly authorized and, when issued and sold as contemplated by the Prospectus and upon payment therefor as provided in this Agreement and the Prospectus, will be validly issued, fully paid and nonassessable and will conform in all material aspects to the description thereof contained in the Prospectus.

(k)
Taxes. Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement or the execution, delivery and sale of the Preferred Stock has been or will be paid when due.

(l)
BDC Election; Regulated Investment Company. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and has filed with the Commission, pursuant to Section 54(a) of the 1940 Act, a duly completed and executed Form N-54A (the “BDC Election”); the Company has not filed with the Commission any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the 1940 Act; the Company’s BDC Election remains in full force and effect, and, to the Company’s knowledge, no order of suspension or revocation of such election under the 1940 Act has been issued or proceedings therefore initiated or threatened by the Commission. The provisions of the corporate charter and bylaws of the Company and the operations of the Company are in compliance in all material respects with the provisions and requirements of the 1940 Act applicable to business development companies and the rules and regulations of the Commission applicable to business development companies.
The Company has also elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, and will direct the investment of the proceeds of the Offering of the Preferred Stock in such a manner, and will exercise reasonable diligence to operate the business of the Company so as to comply with such requirements.

(m)
Tax Returns. The Company has filed or will file all material U.S. federal, state and foreign income tax returns required to be filed by or on behalf of the Company on or before the due dates therefor (taking into account all extensions of time to file) and has paid or provided for the payment of all such material taxes, except those being contested in good faith, indicated by such tax returns and all assessments received by the Company to the extent that such taxes or assessments have become due.

(n)	[Reserved].

(o)
Independent Registered Public Accounting Firm. The accountants who have certified certain financial statements appearing in the Prospectus are an independent registered public accounting firm within the meaning of the Securities Act and the Securities Act Rules and Regulations. Such accountants have not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

The Company and its subsidiaries each maintains a system of internal accounting and other controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles as applied in the United States (“GAAP”), including, without limitation: (i) policies and procedures that: (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect in all material respects the transactions and dispositions of the assets of the Company or its subsidiaries; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company or its subsidiaries are being made only in accordance with general or specific authorizations of the Company’s management and directors; and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s or its subsidiaries’ assets that could have a material adverse effect on the Company’s financial statements; and (ii) policies and procedures that provide reasonable assurances that: (A) transactions are executed only in accordance with general or specific authorizations of the Company’s management or directors; (B) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with GAAP and to maintain accountability for assets: (C) access to assets is permitted only in accordance with general or specific authorization of the Company’s management or directors; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
Except as described in the Registration Statement, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated), and (2) no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.

(p)
Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement or any applicable Prospectus.

(q)
Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, there has not occurred a Company MAE, whether or not arising in the ordinary course of business.

(r)	Government Permits. The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than those the failure to possess or own would not have, individually or in the aggregate, a Company MAE. Neither the Company nor any of its consolidated subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company MAE.

(s)	Blue Sky Exemption. The Preferred Stock is a federal “covered security” under Section 18(b)(1) of the Securities Act.

2.	Representations and Warranties of the Dealer Manager. The Dealer Manager represents and warrants to the Company as of the date of this Agreement and on each Effective Date that:

(a)
Organization Status. The Dealer Manager is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b)
Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Dealer Manager, and assuming due authorization, execution and delivery of this Agreement by the Company, will constitute a valid and legally binding agreement of the Dealer Manager enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability and except that rights to indemnity and contribution hereunder may be limited by applicable law and public policy.

(c)
Absence of Conflict or Default. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Dealer Manager do not and will not conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under:

(i)	its organizational documents;

(ii)	any indenture, mortgage, deed of trust or lease to which the Dealer Manager is a party or by which it may be bound, or to which any of the property or assets of the Dealer Manager is subject; or

(iii)
any statute, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Dealer Manager or its assets, properties or operations, except in the case of clause (ii) or (iii) for such conflicts or defaults that would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Dealer Manager.

(d)
Broker-Dealer Registration; FINRA Membership. The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing of FINRA, and a broker or dealer duly registered as such in those states where the Dealer Manager is required to be registered in order to carry out the Offering as contemplated by this Agreement. Moreover, the Dealer Manager’s employees and representatives have all required licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offering as contemplated by this Agreement.

The information under the caption “Plan of Distribution” in the Prospectus insofar as it relates to the Dealer Manager, and all other information furnished to the Company by or on behalf of the Dealer Manager specifically for use in the Registration Statement, any preliminary Prospectus, the Prospectus or any Approved Sales Literature, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.
Offering and Sale of the Preferred Stock. Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby appoints the Dealer Manager as its agent, principal distributor and exclusive dealer manager to solicit and to retain the Soliciting Dealers and other Financial Intermediaries (each as defined in Section 3(a)) to solicit subscriptions for the Preferred Stock at the subscription price to be paid in cash. Upon the terms and subject to the conditions set forth in this Agreement, the Dealer Manager hereby accepts such agency and distributorship and agrees to use its reasonable best efforts to sell or cause to be sold the Preferred Stock in such quantities and to such persons in accordance with such terms as are set forth in this Agreement, the Prospectus and the Registration Statement.

The number of shares of Preferred Stock, if any, to be reserved for sale by each Financial Intermediary may be determined by mutual agreement, from time to time, by the Dealer

Manager and the Company. In the absence of such determination, the Company shall, subject to the provisions of Section 3(b), accept subscriptions based upon a first-come, first accepted reservation or other similar method. Under no circumstances will the Dealer Manager be obligated to purchase any Preferred Stock for its own account and, in soliciting purchases of Preferred Stock, the Dealer Manager shall act solely as the Company’s agent and not as principal.

(a)
Soliciting Dealers. The shares of Preferred Stock offered and sold through the Dealer Manager under this Agreement shall be offered and sold only by the Dealer Manager and other securities dealers the Dealer Manager may retain (collectively the “Soliciting Dealers”) or selected investment advisers presently registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or if not registered under the Advisers Act, then registered under the state securities acts in the states where the selected investment adviser does business as an investment advisor (each a “SIA” and together with the Soliciting Dealers, the “Financial Intermediaries”); provided, however, that:

(i)
the Dealer Manager reasonably believes that all Soliciting Dealers are registered with the Commission, members of FINRA and are duly licensed or registered by the regulatory authorities in the jurisdictions in which they will offer and sell shares of Preferred Stock; and

(ii)
all such engagements are evidenced by written agreements, the terms and conditions of which substantially conform to the form of (A) the Financial Intermediary Agreement substantially in the form of Exhibit A hereto (the “Financial Intermediary Agreement”) or (B) the Selected Investment Advisor Agreement in substantially the form of Exhibit B hereto, whereby the Financial Intermediary will select which series of Preferred Stock it will offer and sell or its clients will acquire.

(b)
Subscription Procedure. Each investor desiring to purchase Preferred Stock in the Offering will be required to represent and warrant they have received a copy of the Prospectus and have had sufficient time to review it.

Each person desiring to purchase Preferred Stock through the Dealer Manager, or any other Financial Intermediary, must comply with the subscription procedure applicable to them, as described in the Prospectus.

(c)
Submission of Orders. The Company will sell Preferred Stock using two closing services provided by the Depository Trust Company (“DTC”). The first service is DTC closing (“DTC Settlement”), and the second service is Direct Registration

Service (“DRS Settlement”). Investors purchasing through DTC Settlement will coordinate with their registered representatives to pay the full purchase price for their shares of Preferred Stock by the settlement date, and such payments will not be held in escrow. Investors permitted to purchase through DRS Settlement must complete and sign subscription agreements, which will be delivered to the Escrow Agent. In addition, investors utilizing the DRS Settlement service must pay the full purchase price for their shares of Preferred Stock to the Escrow Agent, to be held in trust for the investor’s benefit pending release to the Company.
The Company will deliver the Series A1 Preferred Stock and the Series M1 Preferred Stock through the facilities of DTC Settlement or DRS Settlement, and the Series M2 Preferred Stock only through DRS Settlement. The method of delivery of any future series of Preferred Stock will be agreed by the Company and the Dealer Manager from time to time in writing.
The methods of delivery of investors’ subscriptions to the Company are detailed as follows:

(i)
DTC Settlement. Registered representatives whose clients are investing through DTC Settlement must coordinate with their clients to pay the full purchase price for the Preferred Stock by the settlement date. Investor payments under the DTC Settlement option will not be held in escrow. Investors must warrant and represent to the registered representative that they have received a copy of the Prospectus and have had time to review it.

(ii)
DRS Settlement. Subject to compliance with Rule 15c2-4 of the Exchange Act, in connection with purchases using DRS Settlement, the Dealer Manager or Soliciting Dealer, as applicable, will promptly deposit any checks received from subscribers in an escrow account maintained by the Escrow Agent. When the Dealer Manager’s or a Soliciting Dealer’s internal supervisory procedures are conducted at the site at which the Subscription Agreement and check were initially received from the subscriber, the Dealer Manager or Soliciting Dealer, as applicable, shall transmit the Subscription Agreement and check to the Escrow Agent by the end of the next business day following receipt of the check and Subscription Agreement. When, pursuant to the Dealer Manager’s or the Soliciting Dealer’s internal supervisory procedures, final internal supervisory procedures are conducted at a different location (the “Final Review Office”), the Dealer Manager or Soliciting Dealer, as applicable, shall transmit the check and Subscription Agreement to the Final Review Office by the end of the next business day following the receipt of the Subscription Agreement and check. The Final Review Office will, by the end of the next business day following its receipt of the Subscription Agreement and check, forward both the Subscription Agreement and check to the Escrow Agent. If any Subscription Agreement is rejected by the Dealer Manager or the Company, then the Subscription Agreement and check will be returned to the rejected subscriber within 10 business days from the date of rejection. If accepted, the funds will be transferred into the Company’s general account by the Escrow Agent on the next closing date. The Company will provide investors a confirmation of their purchase subsequent to closing, and will generally admit stockholders on a semimonthly basis.

(d)	Completed Sale.
A sale of a share of Preferred Stock shall be deemed by the Company to be completed if and only if (i) the Company has received payment of the full purchase price of each purchased share of Preferred Stock, from an investor who satisfies the minimum purchase requirements set forth in the Registration Statement as determined by the Soliciting Dealer, or the Dealer Manager, as applicable, in accordance with the provisions of this Agreement, which minimum purchase requirement may be waived in the Company’s sole discretion, (ii) the Company has accepted such subscription, and, if using DRS Settlement, a properly completed and executed Subscription Agreement, and (iii) such investor has been admitted as a stockholder of the Company. In addition, no sale of Preferred Stock shall be completed until after the date on which the subscriber receives a copy of the Prospectus.
Thus, for orders settled using DTC Settlement, the Dealer Manager will require that the Soliciting Dealer acknowledge that once an order has become effective upon confirmation by the Company, the Soliciting Dealer may not modify the order after 5:00 PM EST on the date the order is confirmed by the Company. After 5:00 PM EST on the date the order is confirmed by the Company, the order will be considered a firm order and the Soliciting Dealer is expected to settle the trade as follows: (i) if the Dealer Manager or Soliciting Dealer has receive payment in full from an investor for the investor’s purchase of Preferred Stock on or before 5:00 PM EST on the settlement date, such sale of Preferred Stock for which the Company has received the consideration applicable thereto as described herein and in the Prospectus, and for which no written notice of failure has been given, will be final, not subject to rescission or reversal; (ii) if the Dealer Manager or Soliciting Dealer has not received payment in full from the applicable investor on or before the second business day after the settlement date applicable to purchased shares of Preferred Stock, such investor’s order, upon written notice to the Dealer Manager, shall be canceled, treated as a failed trade and any exchange of funds and securities as between the Company and the Dealer Manager or Soliciting Dealer in anticipation of settling the purchase in the ordinary course shall be reversed and rescinded; and (iii) after 5:00 PM EST on the second business date after the settlement date, a sale of Preferred Stock for which the Company has received the consideration applicable thereto as described herein and in the Prospectus, and for which no written notice of failure has been given, will be final, not subject to rescission or reversal, and the Dealer Manager’s or Soliciting Dealer’s receipt of payment from applicable investors shall be at the sole risk of the Dealer Manager or Soliciting Dealer. The Dealer Manager hereby acknowledges and agrees that the Company, in its sole and absolute discretion, may accept or reject any subscription, in whole or in part, for any reason whatsoever or no reason, and no selling commission or dealer manager fee will be paid to the Dealer Manager with respect to that portion of any subscription which is rejected. As used in this Agreement, “business day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close. Further, the Company has the sole right, which it may delegate to the Dealer Manager, to determine and change without notice to the Dealer Manager or Soliciting Dealer: (i) the number and timing of closings, including the ability to change the number and timing of closings after communicating the anticipated closing to the Soliciting Dealer; (ii) to limit the total amount of any Preferred Stock sold by all Soliciting Dealers per closing; (iii) to limit the amount of any Preferred Stock sold by the Soliciting Dealer per closing; and (iv) to limit the total number of shares of any Preferred Stock sold by the Soliciting Dealer.

(e)	Dealer-Manager Compensation.

(i)
Subject to the special circumstances described in or otherwise provided in the “Plan of Distribution” section of the Prospectus or this Section 3(e), the Company agrees to pay the Dealer Manager selling commissions in amounts agreed from time to time and reflected on Exhibit C, which can be modified upon attaching a newly executed Exhibit C to this Agreement. The Company may pay reduced selling commissions or may eliminate commissions on certain sales of the Preferred Stock, including the reduction or elimination of selling commissions in accordance with, and on the terms set forth in, the Prospectus. The Dealer Manager may retain or re-allow all or a portion of the selling commissions, subject to federal and state securities laws, to the Soliciting Dealer who sold the Preferred Stock as described more fully in the Financial Intermediary Agreement.

(ii)
Subject to the special circumstances described in or otherwise provided in the “Plan of Distribution” section of the Prospectus or this Section 3(e), as compensation for acting as the dealer manager, the Company will pay the Dealer Manager a dealer manager fee in an amount equal to three percent (3.0%) of the Stated Value per share of Preferred Stock sold in the Offering (the “Dealer Manager Fee”). The Dealer Manager may retain or re-allow all or a portion of the Dealer Manager Fee, subject to federal and state securities laws, to the Soliciting Dealer who sold the Preferred Stock, as described more fully in the Financial Intermediary Agreement.

(iii)
All selling commissions and Dealer Manager Fees payable to the Dealer Manager will be paid at least within ten (10) business days after the investor subscribing for the Preferred Stock is admitted as a shareholder of the Company, in an amount equal to the sales commissions payable with respect to such Preferred Stock. The Dealer Manager acknowledges that no commissions, payments or amount will be paid to the Dealer Manager unless and until the gross proceeds of the Preferred Stock sold is disbursed to the Company.

(iv)
In no event shall the total aggregate underwriting compensation payable to the Dealer Manager and any Soliciting Dealers participating in the Offering, including, but not limited to, selling commissions, the Dealer Manager Fee and properly documented expenses associated with the offer, sale or distribution of the Preferred Stock, which are paid by or reimbursed by the Company and are deemed components of underwriting compensation under the Offering, following the termination of the Offering or this Agreement, as applicable, exceed ten percent (10.0%) of gross offering proceeds from the Offering in the aggregate.

In connection with the amount offered by the Company pursuant to the Prospectus and FINRA’s 10% underwriting compensation limitation under FINRA Rule 2310(b)(4)(B)(ii) (“FINRA’s 10% cap”), the Dealer Manager shall advance all the fixed expenses (including, but not limited to, the Dealer Manager’s legal expenses associated with filing the Offering with FINRA if required), that are required to be included within FINRA’s 10%

cap to ensure that the aggregate underwriting compensation paid in connection with the Offering does not exceed FINRA’s 10% cap. The Dealer Manager shall be responsible for tracking compliance with FINRA’s 10% cap and shall report such information to the Company.

(v)
Notwithstanding anything to the contrary contained herein, if the Company pays any selling commission to the Dealer Manager for sale by a Soliciting Dealer of one or more shares of Preferred Stock and the subscription is rescinded as to one or more of the shares of Preferred Stock covered by such subscription, then the Company shall decrease the next payment of selling commissions or other compensation otherwise payable to the Dealer Manager by the Company under this Agreement by an amount equal to the commission rate established in this Section 3(e), multiplied by the number of shares of Preferred Stock as to which the subscription is rescinded. If no payment of selling commissions or other compensation is due to the Dealer Manager after such withdrawal occurs, then the Dealer Manager shall pay the amount specified in the preceding sentence to the Company within a reasonable period of time not to exceed thirty (30) days following receipt of notice by the Dealer Manager from the Company stating the amount owed as a result of rescinded subscriptions.

(f)
Reasonable Bona Fide Due Diligence Expenses. The Company will authorize a collection of available information, as reasonably agreed to by the Company, regarding the Offering, which collection the Company may amend and supplement from time to time, to be delivered by the Dealer Manager to the Soliciting Dealers (or their agents performing due diligence) in connection with their due diligence review of the Offering. In the event the Dealer Manager or a Soliciting Dealer (or its agent performing due diligence) requests access to additional information or otherwise wishes to conduct additional due diligence regarding the Offering, the Company and the Dealer Manager will reasonably cooperate with such Soliciting Dealer to accommodate such request; provided, however, any additionally provided information will be subject to the terms of a confidentiality agreement executed by the Dealer Manager and the Soliciting Dealer to the extent such additionally provided information is material non-public information as determined by the Company in its sole discretion.

The Company shall reimburse the Dealer Manager or any Soliciting Dealer for reasonable bona fide due diligence expenses incurred by the Dealer Manager or any Soliciting Dealer to the extent permitted pursuant to the rules and regulations of FINRA, provided, however, that no due diligence expenses shall be reimbursed by the Company pursuant to this Section 3(f) which would cause the aggregate of all of the Company’s expenses described in Section 3(h) and compensation paid to the Dealer Manager and any Soliciting Dealer pursuant to Section 3(e) to exceed 15.0% of the gross proceeds from the sale of the Preferred Stock. Also, the Company shall only reimburse the Dealer Manager or any Soliciting Dealer for such approved bona fide due diligence expenses to the extent such expenses have actually been incurred and are supported by detailed and itemized invoice(s) provided to the Company.

(g)
Certain Advances to Dealer Manager. The parties hereto acknowledge that prior to the initial Effective Date, the Company may have paid to the Dealer Manager advances of monies against out-of-pocket accountable expenses actually anticipated to be incurred by the Dealer Manager in connection with the Offering (other than reasonable bona fide due diligence expenses). Such advances, if any, shall be credited against the amount of the Dealer Manager Fee payable pursuant to Section 3(e) that is retained by the Dealer Manager and not re-allowed until the full amount of such advances is offset. Such advances are not intended to be in addition to the compensation set forth in Section 3(e), and any and all monies advanced that are not utilized for out-of-pocket accountable expenses actually incurred by the Dealer Manager in connection with the Offering (other than reasonable bona fide due diligence expenses) shall be reimbursed by the Dealer Manager to the Company.

(h)
Company Expenses. The Company acknowledges and agrees that the Dealer Manager will not be responsible for (a) costs and expenses related to the registration fee, the preparation and filing of the Registration Statement (including without limitation financial statements, exhibits, schedules and consents), the Prospectus, and any amendments or supplements thereto, and the printing of the Registration Statement and furnishing of copies of each thereof to the Dealer Manager and to Soliciting Dealers (including costs of mailing and shipment), (b) costs and expenses related to the preparation, issuance and delivery of certificates, if any, for the Preferred Stock, including any stock or other transfer taxes or duties payable upon the sale of the Preferred Stock, (c) fees and expenses of the Company’s legal counsel, independent public or certified public accountants and other advisors, (d) the determination of the Preferred Stock’ eligibility for sale or an exemption under state law and the printing and furnishing of copies of blue sky surveys if any, (e) the filing fees in connection with filing for review by FINRA, if required, of all necessary documents and information relating to the Offering and the Preferred Stock, (f) the fees and expenses of any transfer agent or registrar for the Preferred Stock and miscellaneous expenses referred to in the Registration Statement, (g) the costs of establishing servicing arrangements for new shareholder accounts, (h) costs and expenses incident to the travel and accommodation of the Dealer Manager acting on behalf of the Company in making road show presentations, presentations to Soliciting Dealers and other broker-dealers and financial advisors with respect to the offering of the Preferred Stock, and other accountable out-of-pocket expenses including those set forth in the Plan of Distribution section of the Prospectus as long as such costs and expenses are reasonable and documented and agreed to by the Company in advance of incurring such costs and expenses, and (i) the performance of the Company’s other obligations hereunder.
Notwithstanding the foregoing, the Company shall not make any payments pursuant to this Section 3 to the extent such payments would result in the aggregate of the Company’s “organization and offering expenses” as defined by FINRA Rule 2310 to exceed 15.0% of the gross proceeds from the sale of the Preferred Stock.

(i)
Notwithstanding anything to the contrary in this Agreement, including this Section 3, it is expressly acknowledged and agreed between the Company and the Dealer Manager that the Company is permitted to sell up to 10% of the shares of Preferred Stock in the Offering directly to investors in negotiated transactions in which neither the Dealer Manager nor any other party is acting as an underwriter, dealer or agent. Accordingly, the Dealer Manager shall not receive any dealer manager fee or selling commission in connection with the Company’s direct sale of shares of Preferred Stock to an investor. Neither the Dealer Manager nor the Company shall have any obligations or liabilities under this Agreement with respect to any such direct sales of shares of Preferred Stock by the Company to investors. The gross proceeds the Company receives from any such direct sales will not be included in the gross proceeds from the sale of the Preferred Stock for purposes of calculating FINRA’s 10% cap.

4.	Conditions to the Dealer Manager’s Obligations. The Dealer Manager’s obligations hereunder shall be subject to the following terms and conditions:

(a)
The representations and warranties on the part of the Company contained in this Agreement hereof shall be true and correct in all material respects and the Company shall have complied with its covenants, agreements and obligations contained in this Agreement in all material respects;

(b)
The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the Company, no proceedings for that purpose shall have been instituted, threatened or contemplated by the Commission; and any request by the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Dealer Manager.

(c)
The Registration Statement and the Prospectus, and any amendment or any supplement thereto, shall not contain any untrue statement of material fact, or omit to state a material fact that is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.	Covenants of the Company. The Company covenants and agrees with the Dealer Manager as follows:

(a)
Registration Statement. The Company will comply in all material respects with all federal and state securities laws, rules and regulations which are required to be complied with in order to permit the continuance of offers and sales of the Preferred Stock in accordance with the provisions hereof and of the Prospectus.

(b)
Commission Orders. If the Commission shall issue any stop order or any other order preventing or suspending the use of the Prospectus, or shall institute any proceedings for that purpose, then the Company will promptly notify the Dealer Manager and use its reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to use its reasonable best efforts to obtain the removal thereof as promptly as possible.

(c)
Amendments and Supplements. If, at any time when a Prospectus relating to the Preferred Stock is required to be delivered under the Securities Act, any event shall have occurred to the knowledge of the Company, or the Company receives notice from the Dealer Manager that it believes such an event has occurred, as a result of which the Prospectus or any Approved Sales Literature as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus relating to the Preferred Stock to comply with the Securities Act, then the Company will prepare and file with the Commission an amendment or supplement which will correct such statement or effect such compliance to the extent required, and shall make available to the Dealer Manager thereof sufficient copies for its own use and/or distribution to the Soliciting Dealers.

(d)
Requests from Commission. The Company will promptly advise the Dealer Manager of any request made by the Commission or a state securities administrator for amending the Registration Statement, supplementing the Prospectus or for additional information.

(e)
Copies of Registration Statement. The Company will furnish the Dealer Manager with one signed copy of the Registration Statement, including its exhibits, and such additional copies of the Registration Statement, without exhibits, and the Prospectus and all amendments and supplements thereto, which are finally approved by the Commission, as the Dealer Manager may reasonably request for sale of the Preferred Stock.

(f)
Qualification to Transact Business. The Company will take all steps necessary to ensure that at all times the Company will validly exist as a Maryland corporation and will be qualified to do business in all jurisdictions in which the conduct of its business requires such qualification and where such qualification is required under local law.

(g)
Authority to Perform Agreements. The Company undertakes to obtain all consents, approvals, authorizations or orders of any court or governmental agency or body which are required for the Company’s performance of this Agreement, each in the form included as exhibits to the Registration Statement for the consummation of the transactions contemplated hereby and thereby, respectively, or the conducting by the Company of the business described in the Prospectus.

(h)
Sales Literature. The Company will furnish to the Dealer Manager as promptly as shall be practicable upon request any Approved Sales Literature (provided that the use of said material has been first approved for use to the extent required by all appropriate regulatory agencies). Any Approved Sales Literature shall, to the extent required, be filed with and, to the extent required, approved by the appropriate securities agencies and bodies, provided that the Dealer Manager will make all FINRA filings, to the extent required. The Company will not (and will instruct its affiliates not to): show or give to any investor or prospective investor or reproduce any material or writing that is marked “broker-dealer use only,” institutional or otherwise bears a legend denoting that it is not to be used in connection with the sale of Preferred Stock to members of the public; or show or give to any investor or prospective investor in a particular jurisdiction any material or writing if such material bears a legend denoting that it is not to be used in connection with the sale of Preferred Stock to members of the public in such jurisdiction.

(i)	Use of Proceeds. The Company will apply the proceeds from the sale of the Preferred Stock as set forth in the Prospectus.

(j)	Customer Information. The Dealer Manager and the Company shall, when applicable:

(i)
abide by and comply with (A) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”) and applicable regulations promulgated thereunder, (B) the privacy standards and requirements of any other applicable federal or state law, including but not limited to, the Fair Credit Reporting Act (“FCRA”), and (C) its own internal privacy policies and procedures, each as may be amended from time to time;

(ii)
refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law;

(iii)	except as expressly permitted under the FCRA, the Dealer Manager and the Company shall not disclose any information that would be considered a “consumer report” under the FCRA; and

(iv)
determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving an aggregated list of such customers from the Soliciting Dealers (the “List”) to identify customers that have exercised their opt-out rights. If either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, for purposes other than servicing the customer, or as otherwise required by applicable law.

(k)	Certain Filings. The Company will advise the Dealer Manager of any amendment or supplement to the Registration Statement or Prospectus.

(l)
Certain Payments. Without the prior consent of the Dealer Manager, none of the Company, its consolidated subsidiaries or any of their respective affiliates will make any payment (cash or non-cash) to any associated Person or registered representative of the Dealer Manager.

6.	Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Company as follows:

(a)
Compliance With Laws. With respect to the Dealer Manager’s participation and the participation by each Soliciting Dealer in the offer and sale of the Preferred Stock (including, without limitation, any resales and transfers of Preferred Stock), the Dealer Manager agrees, and each Soliciting Dealer in its Financial Intermediary Agreement will agree, to comply in all material respects with all applicable requirements of the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, including Regulation Best Interest, and all other federal regulations applicable to the Offering, the sale of Preferred Stock and with all applicable state securities or blue sky laws, and the Rules of FINRA applicable to the Offering, from time to time in effect, specifically including, but not in any way limited to, FINRA Rules 2040 (Payments to Unregistered Persons), 2111 (Suitability), 2210 (Communications with the Public), 2231 (Customer Account Statements), 2310 (Direct Participation Programs), 5130 (Restrictions on the Purchase and Sale of Initial Equity Public Offerings), and 5141 (Sale of Securities in a Fixed Price Offering) therein. The Dealer Manager will not offer the Preferred Stock for sale in any jurisdiction unless and until it has been advised that the Preferred Stock is either registered in accordance with, or exempt from, the securities and other laws applicable thereto. In addition, the Dealer Manager shall, in accordance with applicable law or as prescribed by any state securities administrator, provide, or require in the Financial Intermediary Agreement that the Soliciting Dealer shall provide, to any prospective investor copies of any prescribed document which is part of the Registration Statement and any supplements thereto during the course of the Offering and prior to the sale. The Company may provide the Dealer Manager with certain Approved Sales Literature to be used by the Dealer Manager and the Soliciting Dealers in connection with the solicitation of purchasers of the Preferred Stock. The Dealer Manager agrees not to deliver the Approved Sales Literature to any person prior to the initial Effective Date. If the Dealer Manager elects to use such Approved Sales Literature after the initial

Effective Date, then the Dealer Manager agrees that such material shall not be used by it in connection with the solicitation of purchasers of the Preferred Stock and that it will direct Soliciting Dealers not to make such use unless accompanied or preceded by the Prospectus, as then currently in effect, and as it may be amended or supplemented in the future.
The Dealer Manager agrees that it will not use any Approved Sales Literature other than that provided to the Dealer Manager by the Company for use in the Offering. The Dealer Manager further agrees that it will not use any sales literature marked “broker-dealer use only” or that is an “institutional communication” within the meaning of FINRA Rule 2210 (Communications with the Public) that has not been expressly approved by the Company for use in connection with the Offering. The use of any other sales material is expressly prohibited.

(b)
No Additional Information. In offering the Preferred Stock for sale, the Dealer Manager shall not, and each Soliciting Dealer shall agree not to, give or provide any information or make any representation other than those contained in the Prospectus, the Approved Sales Literature and any other sales literature expressly approved by the Company for used in connection with the Offering. The Dealer Manager shall not (i) show or give to any investor or prospective investor or reproduce any material or writing that is marked “broker-dealer use only,” “institutional” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Preferred Stock to members of the public; and (ii) show or give to any investor or prospective investor in a particular jurisdiction any material or writing if such material bears a legend denoting that it is not to be used in connection with the sale of Preferred Stock to members of the public in such jurisdiction.

(c)
Sales of Preferred Stock. The Dealer Manager shall, and each Soliciting Dealer shall agree to, solicit purchases of the Preferred Stock only in the jurisdictions in which the Dealer Manager and such Soliciting Dealer are legally qualified to so act and in which the Dealer Manager and each Soliciting Dealer have been advised by the Company or counsel to the Company that such solicitations can be made.

(d)
Subscription Agreement. The Dealer Manager will comply in all material respects with the subscription procedures and “Plan of Distribution” set forth in the Prospectus. Subscriptions using DRS Settlement will be submitted by the Dealer Manager and each Soliciting Dealer to the Company only on the subscription agreement, a form of which is included as an exhibit to the Company’s Form 8-K to be filed on or about August 3, 2020. The Dealer Manager understands and acknowledges, and each Soliciting Dealer shall acknowledge if using DRS Settlement, that the Subscription Agreement must be executed and initialed by the subscriber as provided for by the Subscription Agreement.

(e)
Suitability. The Dealer Manager will offer Preferred Stock, and in its agreement with each Soliciting Dealer will require that the Soliciting Dealer offer Preferred Stock, only to persons that it has reasonable grounds to believe meet the financial qualifications set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company and will only make offers to persons in the states in which it is advised in writing by the Company that the Preferred Stock is qualified for sale or that such qualification is not required. In offering Preferred Stock, the Dealer Manager will comply, and in its agreements with the Soliciting Dealers, the Dealer Manager will require that the Soliciting Dealers comply, with the provisions of all applicable rules and regulations relating to suitability of investors, including applicable FINRA Rules. The Dealer Manager agrees that in recommending the purchase of the Preferred Stock in the Offering to an investor, the Dealer Manager and each person associated with the Dealer Manager that makes such recommendation shall have, and each Soliciting Dealer in its Financial Intermediary Agreement shall agree with respect to investors to whom it makes a recommendation that it shall have, reasonable grounds to believe, on the basis of information obtained from the investor concerning the investor’s investment objectives, other investments, financial situation and needs, and any other information known by the Dealer Manager, the person associated with the Dealer Manager or the Soliciting Dealer that:

(i)
the investor is or will be in a financial position appropriate to enable the investor to realize to a significant extent the benefits described in the Prospectus, including the tax benefits where they are a significant aspect of the Company;

(ii)	the investor has a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity; and

(iii)
an investment in the Preferred Stock offered in the Offering is otherwise suitable for the investor. The Dealer Manager agrees as to investors to whom it makes a recommendation with respect to the purchase of the Preferred Stock in the Offering (and each Soliciting Dealer in its Financial

Intermediary Agreement shall agree, with respect to Investors to whom it makes such recommendations) to maintain in the files of the Dealer Manager (or the Soliciting Dealer, as applicable) documents disclosing the basis upon which the determination of suitability was reached as to each investor.
In making the determinations as to financial qualifications and as to suitability, the Dealer Manager and Soliciting Dealers may rely on (A) representations from investment advisers who are not affiliated with a Soliciting Dealer, and banks acting as trustees or fiduciaries, and (B) information it has obtained from a prospective investor, including such information as the investment objectives, other investments, financial situation and needs of the person or any other information known by the Dealer Manager (or Soliciting Dealer, as applicable), after due inquiry. Notwithstanding the foregoing, the Dealer Manager shall not, and each Soliciting Dealer shall agree not to, execute any transaction in the Company in a discretionary account without prior written approval of the transaction by the customer.

(f)
Financial Intermediary Agreements. All engagements of the Soliciting Dealers will be evidenced by a Financial Intermediary Agreement. The Dealer Manager will provide an electronic or physical copy of all executed Financial Intermediary Agreements to Company within a timeframe mutually agreed upon between the Company and Dealer Manager.

(g)
Electronic Delivery. If the Dealer Manager uses electronic delivery to distribute the Prospectus to any person, that it will comply with all applicable requirements of the Commission, the Blue Sky laws and/or FINRA and any other laws or regulations related to the electronic delivery of documents.

(h)
AML Compliance. The Dealer Manager represents to the Company that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with Section 352 of the USA PATRIOT Act of 2001 (the “PATRIOT Act”) and FINRA Rule 3310, that complies with applicable anti-money laundering laws and regulations, including, but not limited to, the customer identification program requirements of Section 326 of the PATRIOT Act, and the suspicious activity reporting requirements of Section 356 of the PATRIOT Act, and the laws, regulations and Executive Orders administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury (collectively, “AML/OFAC Laws”). The Dealer Manager hereby covenants to remain in compliance with the AML/OFAC Laws and shall, upon request by the Company, provide a certification to the Company that, as of the date of such certification, its AML Program is compliant with the AML/OFAC Laws.

(i)
Customer Information. The Dealer Manager will use its reasonable best efforts to provide the Company with any and all subscriber information that the Company requests in order for the Company to satisfy its obligations under the AML/OFAC Laws and comply with the requirements under Section 5(k) above.

(j)
Recordkeeping. The Dealer Manager will comply, and will require each Soliciting Dealer to comply, with the record keeping requirements of the Exchange Act, including, but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act, and shall maintain, for at least six years or for a period of time not less than that required in order to comply with all applicable federal, state and other regulatory requirements, whichever is later, such records with respect to each investor who purchases Preferred Stock, information used to determine that the investor meets the suitability standards imposed on the offer and sale of the Preferred Stock, the amount of Preferred Stock sold, and a representation of the investor that the investor is investing for the investor’s own account or, in lieu of such representation, information indicating that the investor for whose account the investment was made met the suitability standards.

(k)
Suspension or Termination of Offering. The Dealer Manager agrees, and will require that each of the Soliciting Dealers agree, to suspend or terminate the offering and sale of the Preferred Stock upon request of the Company at any time and to resume the offering and sale of the Preferred Stock upon subsequent request of the Company.

7.	Indemnification.

(a)
Indemnified Parties Defined. For the purposes of this Agreement, an “Indemnified Party” shall mean a person or entity entitled to indemnification under this Section 7, as well as such person’s or entity’s officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such person or entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(b)
Indemnification of the Dealer Manager and the Financial Intermediaries. The Company will indemnify, defend and hold harmless the Dealer Manager, the Soliciting Dealers and the SIAs, and their respective Indemnified Parties, from and against any losses, claims, damages or liabilities, joint or several, to which any such SIAs, Soliciting Dealers or the Dealer Manager, or their respective Indemnified Parties, may become subject under the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)
any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereto, the Prospectus or any amendment or supplement to the Prospectus or any Approved Sales Literature; or

(ii)
the omission or alleged omission to state a material fact required to be stated in the Registration Statement or any post-effective amendment thereof or necessary to make the statements therein not misleading, or the omission or alleged omission to state a material fact in the Prospectus or any amendment or supplement to the Prospectus or any Approved Sales Literature necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse each SIA, Soliciting Dealer or the Dealer Manager, and their respective Indemnified Parties, for any reasonable and documented legal or other expenses incurred by such SIA, Soliciting Dealer or the Dealer Manager, and their respective Indemnified Parties, in connection with investigating or defending such loss, claim, damage, liability or action.

The Company will not be liable in each case with respect to clauses (i) and (ii) to the extent that any losses, claims, damages or liabilities, or expenses, arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Dealer Manager expressly for use in a Registration Statement, Prospectus or Approved Sales Literature. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
Notwithstanding the foregoing, the Company’s indemnification obligations to the SIAs do not extend to any losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in any Approved Sales Literature.
Any indemnification by the Company pursuant to this Agreement shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act. Notwithstanding the foregoing, the indemnification and agreement to hold harmless provided in this Section 7(b) is further limited to the extent that no such indemnification by the Company of a SIA, Soliciting Dealer or the Dealer Manager, or their respective Indemnified Parties, shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (c) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Commission and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.

(c)
Dealer Manager Indemnification of the Company. The Dealer Manager will indemnify, defend and hold harmless the Company and each of its Indemnified Parties and each person who has signed the Registration Statement, from and against any losses, claims, damages or liabilities to which any of the aforesaid parties may become subject under the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, the Advisers Act and the rules and regulations promulgated thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)
any untrue statement or any alleged untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereto, the Prospectus or any amendment or supplement to the Prospectus, any Approved Sales Literature or any other sales literature used by the Dealer Manager;

(ii)
the omission or alleged omission to state a material fact required to be stated in the Registration Statement or any post-effective amendment thereof or necessary to make the statements therein not misleading, or the omission or alleged omission to state a material fact in the Prospectus or any amendment or supplement to the Prospectus, any Approved Sales Literature or any other sales literature used by the Dealer Manager necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in each case described in clauses (i) and (ii) with respect to the Registration Statement, Prospectus or any amendment or supplement to the Prospectus or any Approved Sales Materials to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Dealer Manager expressly for use in a Registration Statement, a Prospectus or Approved Sales Literature;

(iii)
any use of sales literature not authorized or approved by the Company, any use of any sales literature marked “broker-dealer use only,” “institutional” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Preferred Stock to members of the public with members of the public, or any use of sales literature in a particular jurisdiction if such literature bears a legend denoting that it is not to be used in connection with the sale of Preferred Stock to members of the public in such jurisdiction;

(iv)
any untrue statement made by the Dealer Manager or omission by the Dealer Manager to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the Offering provided, however, this clause (iv) shall not apply to any statements or omissions made in conformity with the Registration Statement, the Prospectus, any Approved Sales Literature or any other materials or information furnished by or on behalf of the Company;

(v)
any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the Commission, FINRA and the PATRIOT Act; or

(vi)	any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder.
The Dealer Manager will reimburse the aforesaid parties for any reasonable and documented legal or other expenses incurred in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Dealer Manager may otherwise have.

(d)
Financial Intermediary Indemnification of the Company. By virtue of entering into the Financial Intermediary Agreement or Selected Investment Advisor Agreement, each Financial Intermediary severally will agree to indemnify, defend and hold harmless the Company, the Dealer Manager, each of their respective Indemnified Parties, and each person who signs the Registration Statement, from and against any losses, claims, damages or liabilities to which the Company, the Dealer Manager, or any of their respective Indemnified Parties, or any person who signed the Registration Statement, may become subject, under the Securities Act or otherwise, as more fully described in the Financial Intermediary Agreement or Selected Invesment Advisor Agreement, as the case may be.

(e)
Action Against Parties; Notification. Promptly after receipt by any Indemnified Party under this Section 7 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to give such notice shall not relieve the indemnifying party of its obligations hereunder except to the extent it shall have been actually prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel.

Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable and documented legal and other expenses incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of, and unconditional release of all liabilities from, the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.

(f)
Reimbursement of Fees and Expenses. An indemnifying party under this Section 7 of this Agreement shall be obligated to reimburse an Indemnified Party for reasonable and documented legal and other expenses as follows:

The indemnifying party shall pay all legal fees and expenses reasonably incurred by the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm (in addition to local counsel) that has been participating by a majority of the indemnified parties against which such action is finally brought; and if a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

8.	Contribution.

(a)
If Indemnification is Unavailable. If the indemnification provided for in Section 7 is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred:

(i)
in such proportion as is appropriate to reflect the relative benefits received by the Company, the Dealer Manager and the Financial Intermediary, respectively, from the proceeds received in Offering pursuant to this Agreement and the relevant Financial Intermediary Agreement or Selected Investment Advisor Agreement; or

(ii)
if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Dealer Manager and the Financial Intermediary, respectively, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

(b)
Relative Benefits. The relative benefits received by the Company, the Dealer Manager and the Financial Intermediary, respectively, in connection with the proceeds received in the Offering pursuant to this Agreement and the relevant Financial Intermediary Agreement or Selected Investment Advisor Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Offering pursuant to this Agreement and the relevant Financial Intermediary Agreement or Selected Investment Advisor Agreement (in each case before deducting expenses), received by the Company, and the total selling commissions and dealer manager fees received by the Dealer Manager and the Soliciting Dealer, respectively, in each case as set forth on the cover of the Prospectus (or other benefit or compensation received by a SIA) bear to the aggregate offering price of the Preferred Stock sold in the Offering as set forth on such cover.

(c)
Relative Fault. The relative fault of the Company, the Dealer Manager and the Financial Intermediary, respectively, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Company, by the Dealer Manager or by the Financial Intermediary, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)
Pro Rata is Unreasonable. The Company, the Dealer Manager and the Financial Intermediary (by virtue of entering into the Financial Intermediary Agreement or Selected Investment Advisor Agreement) agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable contributions referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or alleged omission.

(e)
Limits. Notwithstanding the provisions of this Section 8, the Dealer Manager and the Financial Intermediary shall not be required to contribute any amount by which the total price at which the Preferred Stock sold in the Offering to the public by them exceeds the amount of any damages which the Dealer Manager and the Financial Intermediary have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

(f)
Fraudulent Misrepresentation. No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.

(g)
Benefits of Contribution. For the purposes of this Section 8, the Dealer Manager’s officers, directors, employees, members, partners, agents and representatives, and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution of the Dealer Manager, and each officers, directors, employees, members, partners, agents and representatives of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution of the Company. The Financial Intermediaries’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of shares of Preferred Stock sold by each Financial Intermediary in the Offering and not joint.

9.	Termination of this Agreement.

(a)	Term; Expiration.

(i)
This Agreement shall become effective as of the date first set forth above. This Agreement shall have an initial term of two (2) years and shall continue for additional one (1) year terms, in each case unless terminated pursuant to this Section 9.

(ii)
This Agreement shall automatically terminate at the first occurrence of any of the following events: (A) the settlement of the sale of all 40,000,000 shares of Preferred Stock that are the subject of the Offering or the termination date of the Offering or (B) the date the Dealer Manager’s license or registration to act as a broker-dealer is revoked or suspended by any federal, self-regulatory or state agency and such revocation or suspension is not cured within ten (10) days from the date of such occurrence (and this Agreement shall be deemed to be suspended during such revocation or suspension period).

(iii)	This Agreement may be terminated by either party upon 60 calendar days’ written notice to the other party.

(b)	Delivery of Records Upon Expiration or Early Termination. Upon the expiration or early termination of this Agreement for any reason, the Dealer Manager shall:

(i)	promptly forward any and all funds, if any, in its possession which were received from investors for the sale of Preferred Stock for deposit;

(ii)
to the extent not previously provided to the Company a list of all investors who have subscribed for or purchased Preferred Stock and all Financial Intermediaries with whom the Dealer Manager has entered into a Financial Intermediary Agreement or Selected Investment Advisor Agreement;

(iii)	notify Soliciting Dealers of such termination; and

(iv)
promptly deliver to the Company copies of any sales literature designed for use specifically for the Offering that it is then in the process of preparing. Upon expiration or earlier termination of this Agreement, the Company shall pay to the Dealer Manager all compensation to which the Dealer Manager is or becomes entitled under Section 3(e) at such time as such compensation becomes payable.

10.	Miscellaneous.

(a)
Survival. The following provisions of the Agreement shall survive the expiration or earlier termination of this Agreement: Section 3(e) (Dealer-Manager Compensation); Section 6(h) (AML Compliance); Section 7 (Indemnification); Section 8 (Contribution); Section 9 (Termination of This Agreement) and this Section 10 (Miscellaneous). Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. In no event shall the Dealer Manager be entitled to payment of any compensation in connection with the Offering that is not completed according to this Agreement; provided, however, that the reimbursement of out-of-pocket accountable expenses actually incurred by the Dealer Manager or person associated with the Dealer Manager shall not be presumed to be unfair or unreasonable and shall be payable under normal circumstances.

(b)
Notices. All notices or other communications required or permitted hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by facsimile copy, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder; in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Company:
Prospect Capital Corporation
10 East 40th Street, 42nd Floor
New York, New York 10016
Attention:     Russell Wininger
        Sean Dailey
with a copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Michael Hoffman
        Kenneth Burdon
If to the Dealer Manager:
Preferred Capital Securities, LLC
3284 Northside Parkway NW, Suite 150
Atlanta, Georgia 30329
Attention: Mr. Brian Cho
with a copy to:
Practus, LLP
2575 Peachtree Road NE, Unit 17B

Atlanta, GA 30305
Attention: Kirk Montgomery
Any party may change its address specified above by giving each party notice of such change in accordance with this Section 10(b).

(c)
Successors and Assigns. No party shall assign (voluntarily, by operation of law or otherwise) this Agreement or any right, interest or benefit under this Agreement without the prior written consent of each other party. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

(d)
Invalid Provision. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted and the remaining provisions shall be interpreted to give effect to the intent manifested thereby.

(e)
Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of laws provisions, of the State of New York.

(f)
Waiver. EACH OF THE PARTIES HERETO WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. The parties hereto each hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in New York, in respect of the interpretation and enforcement of the terms of this Agreement, and in respect of the transactions contemplated hereby, and each hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto each hereby irrevocably agrees that all claims with respect to such action or proceeding shall be heard and determined in a State or Federal court in New York County, New York.

(g)	[Reserved].

(h)
No Partnership. Nothing in this Agreement shall be construed or interpreted to constitute the Dealer Manager or the Financial Intermediary as being in association with or in partnership with the Company or one another, and instead, this Agreement only shall constitute the Financial Intermediary as a broker or registered investment adviser authorized by the Company to sell and to manage the sale by others of the Preferred Stock according to the terms set forth in the Registration Statement, the Prospectus or this Agreement. Nothing herein contained shall render the Dealer Manager or the Company liable for the obligations of any of the Financial Intermediaries or one another.

(i)
Third Party Beneficiaries. Except for the persons and entities referred to in Section 7 (Indemnification) and Section 8 (Contribution), there shall be no third party beneficiaries of this Agreement, and no provision of this Agreement is intended to be for the benefit of any person or entity not a party to this Agreement, and no third party shall be deemed to be a beneficiary of any provision of this Agreement. Except for the persons and entities referred to in Section 7 and Section 8, no third party shall by virtue of any provision of this Agreement have a right of action or an enforceable remedy against any party to this Agreement. Each of the persons and entities referred to in Section 7 and Section 8 shall be a third party beneficiary of this Agreement.

(j)
Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing by all of the parties hereto.

(k)
Nonwaiver. The failure of any party to insist upon or enforce strict performance by any other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party’s right to assert or rely upon any such provision or right in that or any other instance; rather, such provision or right shall be and remain in full force and effect.

(l)
Access to Information. The Company may authorize the Company’s transfer agent to provide information to the Dealer Manager and each Financial Intermediary regarding recordholder information about the clients of such Financial Intermediary who have invested with the Company on an on-going basis for so long as such Financial Intermediary has a relationship with such clients. The Dealer Manager shall require in the Financial Intermediary Agreement or Selected Investment Advisor Agreement that the Financial Intermediaries not disclose any password for a restricted website or portion of website provided to such Financial Intermediary in connection with the Offering and not disclose to any person, other than an officer, director, employee or agent of such Financial Intermediaries, any material downloaded from such a restricted website or portion of a restricted website.

(m)
Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

(n)	Absence of Fiduciary Relationships. The parties acknowledge and agree that:

(i)	the Dealer Manager’s responsibility to the Company is solely contractual in nature; and

(ii)
the Dealer Manager does not owe the Company, any of its affiliates or any other person or entity any fiduciary (or other similar) duty as a result of this Agreement or any of the transactions contemplated hereby.

(o)	Amendment. This Agreement may be amended from time to time by consent of the parties hereto.
If the foregoing is in accordance with your understanding of our agreement, kindly sign and return it to us, whereupon this instrument will become a binding agreement between you and the Company in accordance with its terms.
[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have each duly executed this Dealer Manager Agreement as of the day and year set forth above.
THE COMPANY:
PROSPECT CAPITAL CORPORATION
By:     /s/ M. Grier Eliasek
    Name:    M. Grier Eliasek
    Title:    Chief Operating Officer
Accepted as of the date first above written:
THE DEALER MANAGER:
PREFERRED CAPITAL SECURITIES, LLC
By:     /s/ Jeff Smith
    Name:    Jeff Smith
    Title:    Chief Executive Officer

EXHIBIT A
FORM OF FINANCIAL INTERMEDIARY AGREEMENT

FORM OF FINANCIAL INTERMEDIARY AGREEMENT
WITH PROSPECT CAPITAL CORPORATION
To:
RE:    PROSPECT CAPITAL CORPORATION
Ladies and Gentlemen:
Preferred Capital Securities, LLC (the “Dealer Manager”) entered into a dealer manager agreement, dated as of __________, 2020 (the “Dealer Manager Agreement”), with Prospect Capital Corporation, a Maryland corporation (the “Company”), under which the Dealer Manager agreed to use its reasonable best efforts to solicit subscriptions in connection with the public offering (the “Offering”) for up to 40,000,000 shares, par value $0.001 per share, of preferred stock, with a $1,000,000,000 aggregate liquidation preference (the “Preferred Stock”). The Preferred Stock will be issued in multiple series, including the 5.50% Series A1 Preferred Stock (“Series A1 Preferred Stock”), the 5.50% Series M1 Preferred Stock (“Series M1 Preferred Stock”), and the 5.50% Series M2 Preferred Stock (“Series M2 Preferred Stock”), and the Company may offer any future series of Preferred Stock, provided that the aggregate number of shares issued across all series of Preferred Stock shall not exceed 40,000,000 shares (the “Offering”). Each share of Preferred Stock will be sold at a public offering price of $25.00 per share (the “Stated Value”). The minimum investment amount is $5,000, but purchases of less than $5,000 may be permitted by the Company in the Company’s sole discretion. The Offering will commence on the initial Effective Date (as defined below). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings therefor as in the Dealer Manager Agreement.
In connection with the performance of the Dealer Manager’s obligations under Section 3 of the Dealer Manager Agreement, the Dealer Manager is authorized to retain the services of securities dealers (the “Soliciting Dealers”) who are members of the Financial Industry Regulatory Authority (“FINRA”) to solicit subscriptions for Preferred Stock in connection with the Offering. The Dealer Manager is also authorized to enter into agreements with selected investment advisers (“SIAs”) pursuant to which the SIAs have agreed to provide their clients with information concerning the Offering and the procedures for subscribing for shares of Preferred Stock (Soliciting Dealers and SIAs are referred to collectively as “Financial Intermediaries”). You are hereby invited to become a Financial Intermediary and, as such, to use your reasonable best efforts to solicit subscribers for Preferred Stock or otherwise provide information regarding the Preferred Stock, in accordance with the following terms and conditions of this Financial Intermediary Agreement (this “Agreement”). The Company will sell Preferred Stock using two closing services provided by the Depository Trust Company (“DTC”).

The first service is DTC closing (“DTC Settlement”), and the second service is Direct Registration Service (“DRS Settlement”). The Company will deliver the Series A1 Preferred Stock and the Series M1 Preferred Stock through the facilities of DTC Settlement or DRS Settlement and the Series M2 Preferred Stock only through DRS Settlement.

1.
Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Securities Act Rules and Regulation”), as applied pursuant to the Small Business Credit Availability Act (“SBCAA”) or otherwise, on Form N-2 covering the registration of the Company’s securities under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the Securities Act Rules and Regulation. Such registration statement became effective immediately upon its filing with the Commission. Prior to the expiration of any currently effective registration statement covering the registration of the Company’s securities under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the Securities Act Rules and Regulation, the Company will prepare and file a new automatic shelf registration statement on Form N-2 covering the continued registration of the Company’s securities under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the Securities Act Rules and Regulation.

Except where the context otherwise requires, each such registration statement, as amended, including all documents filed as a part thereof or incorporated by reference therein, and including any Rule 430B information contained in a prospectus related to the Offering subsequently filed with the Commission pursuant to Rule 497, Rule 424 or such other Securities Act Rules and Regulations as may be applicable to the Company and deemed to be part of such registration statement and also including any Rule 462(b) Registration Statement, is herein called the “Registration Statement.”
“Prospectus” means the base prospectus relating to various securities of the Company that is included in the Registration Statement and any prospectus supplement (including a pricing supplement, if applicable) relating to the Offering, filed by the Company with the Commission pursuant to Rule 497 or Rule 424, as applicable, including, in each case, any document incorporated or deemed to be incorporated therein by reference pursuant to the SBCAA or the rules of the Commission promulgated thereunder or otherwise.
“Registration Statement” without reference to a time means such registration statement, as amended, as of the time of the first contract of sale of Preferred Stock of a particular series, which time shall be considered the new effective date of such registration statement, as amended, with respect to such series of Preferred Stock (within the meaning of Rule 430B(f)(2)). For purposes of this definition, information contained in a form of prospectus, prospectus supplement or pricing supplement that is retroactively deemed to be a part of such registration statement, as amended, pursuant to Rule 430B or Rule 430C shall be considered to be included in such registration statement, as amended, as of the time specified in Rule 430B or Rule 430C, as the case may be.
All references in this Agreement to financial statements and schedules and other information which is “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed under the SBCAA to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus, including those made pursuant to Rule 497, Rule 424 or such other Securities Act Rules and Regulations as may be applicable to the Company, shall be deemed to mean and include, without limitation, the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is or is deemed to be incorporated by reference in or otherwise deemed under the SBCAA or the rules of the Commission promulgated thereunder or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date.
As used herein, the term “Effective Date” shall refer to the effective date of each Prospectus relating to the Offering, unless the context otherwise requires.

2.	Compliance with Applicable Rules and Regulations; License, Association Membership and Registration Status.

(a)
Upon the date of this Agreement, the undersigned securities dealer will become one of the “Soliciting Dealers” referred to in the Dealer Manager Agreement and is referred to herein as “Soliciting Dealer” or “Financial Intermediary,” as applicable.

Financial Intermediary agrees that solicitation and other activities by it hereunder shall comply with, and shall be undertaken only in accordance with, to the extent applicable to such Financial Intermediary, the terms of the Dealer Manager Agreement, the terms of this Agreement, the Securities Act, the Securities Act Rules and Regulations, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable rules and regulations promulgated thereunder

(the “Exchange Act Rules and Regulations”), including Regulation Best Interest, the FINRA Rules applicable to the Offering from time to time in effect, specifically including, but not in any way limited to, FINRA Rules 2040 (Payments to Unregistered Persons), 2111 (Suitability), 2210 (Communications with the Public), 2231 (Customer Account Statements), 2310 (Direct Participation Programs), 5130 (Restrictions on the Purchase and Sale of Initial Equity Public Offerings), and 5141 (Sale of Securities in a Fixed Price Offering), the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as applicable, and all other applicable federal and state laws and regulations promulgated thereunder.

(b)	Registered or Licensed Broker-Dealer. This Section 2(b) applies to any Financial Intermediary who is a registered or licensed broker-dealer.

(i)
Financial Intermediary’s acceptance of this Agreement constitutes a representation to the Company and to the Dealer Manager that Financial Intermediary is a properly registered or licensed broker-dealer, duly authorized to sell Preferred Stock under federal and state securities laws and regulations in all states where it offers or sells Preferred Stock, and that it is a member in good standing of FINRA. Financial Intermediary represents and warrants that it is currently licensed as a broker-dealer in the jurisdictions identified on Schedule I to this Agreement and that its independent contractors and registered representatives have the appropriate licenses to offer and sell the Preferred Stock in such jurisdictions.

(ii)
Financial Intermediary represents and warrants that Financial Intermediary is duly registered as a broker-dealer under the provisions of the Exchange Act and the Exchange Act Rules and Regulations or is exempt from such registration. Financial Intermediary confirms that it and each salesperson acting on its behalf are members in good standing of FINRA and duly licensed by each regulatory authority in each jurisdiction in which the undersigned dealer or such salesperson will offer and sell Preferred Stock, or are exempt from registration with such authorities.

(iii)	Financial Intermediary represents that it will comply with the Rules of FINRA and all rules and regulations promulgated by FINRA.

(iv)
This Agreement shall automatically terminate with no further action by either party if Financial Intermediary ceases to be a member in good standing of FINRA or with the securities commission of the state in which

Soliciting Dealer’s or SIA’s principal office is located. Financial Intermediary agrees to notify the Dealer Manager immediately if Financial Intermediary ceases to be a member in good standing of FINRA or with the securities commission of any state in which Financial Intermediary is currently registered or licensed.

(c)	Selected Investment Advisers. This Section 2(c) applies to SIAs.

(i)
SIA (i) is an entity in good standing in the state in which it is organized, (ii) is registered as an investment adviser under the Advisers Act or if not registered under the Investment Advisers Act, then it is registered under the state securities acts in the states where it does business as an investment adviser, and (iii) has made such regulatory filings and obtained such regulatory approvals in each state in which SIA is required to make such filings or obtain such approvals.

(ii)
SIA is and will continue to be registered as an investment advisor under the Advisers Act or, if not registered under the Advisers Act, then registered under the state securities acts in the states where it does business as an investment adviser, and will make or comply with any regulatory filings and other regulatory requirements applicable to it in each state in which SIA is required to make such filings or comply with such other requirements.

(iii)
SIA is not registered as a broker-dealer with FINRA. While the associated persons of SIA may be registered as a registered representatives with FINRA, SIA agrees that it and its associated persons are subject to and will act in accordance with this Agreement when providing its clients with information concerning the Series M1 Preferred Stock and the Series M2 Preferred Stock and the procedures for subscribing for such series of Preferred Stock.

(iv)	It is understood and agreed that Series A1 Preferred Stock will be purchased by clients of SIA without a selling commission.

(v)
With respect to any purchase of the Series A1 Preferred Stock, Series M1 Preferred Stock and/or Series M2 Preferred Stock by a client of SIA or by the SIA on behalf of its clients where the SIA has been granted discretionary trading authority, such investment will be in conformity with all applicable provisions of SIA’s investment advisory agreement with such client (including without limitation any and all investment objectives, guidelines and restrictions applicable to the client’s account), and SIA shall have acted in conformity with the standard of care owed to the client under applicable law and any applicable provisions in SIA’s investment advisory agreement with the client.

(vi)
This Agreement shall automatically terminate with no further action by either party if SIA ceases to conduct business as an investment adviser as set forth in Section 2(c)(i). SIA agrees to notify the Dealer Manager immediately if SIA ceases to be in good standing with the securities commission of any state in which SIA is currently registered.

3.	Limitation of Offer; Investor Suitability.

(a)
Financial Intermediary will not offer Preferred Stock and will not permit any of its registered representatives to offer Preferred Stock in any jurisdiction unless both Financial Intermediary and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Preferred Stock, Financial Intermediary shall comply with the provisions of the FINRA Rules to the extent applicable.

(b)
In offering the sale of Preferred Stock to any person, Financial Intermediary will have reasonable grounds to believe (based on such information obtained from the investor concerning the investor’s age, investment objectives, other investments, financial situation, needs or any other information known by Financial Intermediary after due inquiry) that: (A) such person is in a financial position appropriate to enable such person to realize to a significant extent the benefits described in the Prospectus, including the tax benefits where they are a significant aspect of the Company; (B) the investor has a fair market net worth sufficient to sustain the risks inherent in the program, including loss of investment and lack of liquidity; (C) an investment in the Preferred Stock is otherwise suitable for such person. Financial Intermediary further will use its best efforts to determine the suitability and appropriateness of an investment in the Preferred Stock of each proposed investor solicited by a person associated with Financial Intermediary by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each proposed investor, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereinafter established. For Preferred Stock a Financial Intermediary has sold using DRS Settlement, Financial Intermediary shall maintain all Subscription Agreements (as defined below) for at least six years or for a period of time not less than that required in order to comply with all applicable federal and other regulatory requirements. Financial Intermediary may satisfy its obligation by contractually requiring Subscription Agreements to be maintained by the investment advisers or banks it engages. Financial Intermediary further agrees to comply with the record keeping requirements of the Exchange Act, including, but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act and, as applicable, the records required by Section 204 of the Advisers Act and Rule 204-2 thereunder. Financial Intermediary agrees to make such documents and records available to the Dealer Manager and the Company upon request, and representatives of the Commission and FINRA upon Financial Intermediary’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency.

(c)
For Preferred Stock a Financial Intermediary has sold using DRS Settlement, Financial Intermediary has or will obtain the consent of each person who subscribes for such Preferred Stock to access such person’s investor account at the Company’s transfer agent and view the account information contained in such person’s investor account at the Company’s transfer agent.

4.	Delivery of Prospectus and Approved Sales Literature.

(a)	Delivery of Prospectus and Approved Sales Literature. Financial Intermediary will:

(i)
deliver a Prospectus, as then supplemented or amended, to each person who subscribes for Preferred Stock prior to the tender of such person’s subscription agreement (the “Subscription Agreement”), if using DRS Settlement, or prior to submitting orders, if using DTC Settlement;

(ii)
promptly comply with the written request of any person for a copy of the Prospectus, as then supplemented or amended, during the period between the initial Effective Date and the termination of the Offering;

(iii)
deliver to any person, in accordance with applicable law or as prescribed by any state securities administrator, a copy of any prescribed document included within or incorporated by reference in the Registration Statement and any supplements thereto during the course of the Offering;

(iv)	not use any sales materials in connection with the solicitation of purchasers of Preferred Stock except Approved Sales Literature;

(v)
to the extent the Company provides Approved Sales Literature, not use such materials unless accompanied or preceded by the Prospectus, as then currently in effect, and as may be amended or supplemented in the future; and

(vi)
not give or provide any information or make any representation or warranty other than information or representations contained in the Prospectus or the Approved Sales Literature. Financial Intermediary will not publish, circulate or otherwise use any other advertisement or solicitation material in connection with the Offering without the Dealer Manager’s express prior written approval. As used in this Agreement, “Approved Sales Literature” has the meaning set forth in the Dealer Manager Agreement.

(b)
Agency is Not Created. Nothing contained in this Agreement shall be deemed or construed to make Financial Intermediary an employee, agent, representative or partner of the Dealer Manager or the Company, and Financial Intermediary is not authorized to act for the Dealer Manager or the Company.

(c)
Documents Must Be Accompanied or Preceded by a Prospectus. Financial Intermediary will not send or provide amendments or supplements to the Prospectus or any Approved Sales Literature to any investor unless it has previously sent or provided a Prospectus and all amendments and supplements thereto to that investor or has simultaneously sent or provided a Prospectus and all amendments and supplements thereto with such Prospectus amendment or supplement or Approved Sales Literature.

(d)
Broker-Dealer Use Only Material. Financial Intermediary will not show to or provide any investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “broker-dealer use only,” institutional communication, or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of Preferred Stock to members of the public.

(e)
Copies of Prospectuses and Approved Sales Literature. The Dealer Manager will supply Financial Intermediary with reasonable quantities of the Prospectus (including any supplements thereto), as well as any Approved Sales Literature, for delivery to investors.

(f)
Prospectus Delivery Requirement. Financial Intermediary shall furnish a copy of any revised preliminary Prospectus to each person to whom it has furnished a copy of any previous preliminary Prospectus, and further agrees that it will mail or otherwise deliver all preliminary and final Prospectuses required for compliance with the provisions of Rule 15c2-8 under the Exchange Act.

(g)
Reliance by Soliciting Dealer. Financial Intermediary agrees that it will rely upon no statement whatsoever, written or oral, other than the statements in the final Prospectus (as amended or supplemented from time to time) or in Approved Sales Literature. Financial Intermediary is not authorized by the Dealer Manager nor the Company to give any information or to make any representation not contained in the final Prospectus (as amended or supplemented from time to time) or in Approved Sales Literature in connection with the sale of Preferred Stock.

5.	Submission of Orders; Right to Reject Orders.

(a)	With respect to Financial Intermediary’s participation in any resales or transfers of Preferred Stock, Financial Intermediary agrees to comply with any applicable requirements set forth in Section 2.

(b)	If using DRS Settlement:

(i)
Payments for Preferred Stock shall be made by wire transfer to the Escrow Agent (as defined below) or checks payable to “UMB Bank, N.A., Escrow Agent for Prospect Capital Corporation”. Financial Intermediary shall forward original checks for the purchase of Preferred Stock together with an original Subscription Agreement, completed, executed and initialed where indicated by the subscriber as provided for in the Subscription Agreement, to UMB Bank, N.A. (the “Escrow Agent”) at the address provided in the Subscription Agreement;

(ii)
When Financial Intermediary’s internal supervisory procedures are conducted at the site at which the Subscription Agreement and check for the purchase of Preferred Stock was initially received by Financial Intermediary from the subscriber, Financial Intermediary shall transmit the Subscription Agreement and check for the purchase of Preferred Stock to the Escrow Agent by the end of the next business day following receipt of the check and Subscription Agreement. When, pursuant to Financial Intermediary’s internal supervisory procedures, Financial Intermediary’s final internal supervisory procedures are conducted at a different location (the “Final Review Office”), Financial Intermediary shall transmit the check for the purchase of Preferred Stock and Subscription Agreement to the Final Review Office by the end of the next business day following Financial Intermediary’s receipt of the Subscription Agreement and check for the purchase of Preferred Stock. The Final Review Office will, by the end of the next business day following its receipt of the Subscription Agreement and check for the purchase of Preferred Stock, forward both the Subscription Agreement and check for the purchase of Preferred Stock to the Escrow Agent. If any Subscription Agreement solicited by Financial Intermediary is rejected by the Company, then the Subscription Agreement and check will be returned to the rejected subscriber within ten business days from the date of rejection. As used in this Agreement, “business day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close; and

(c)	If using DTC Settlement, Financial Intermediary will coordinate for payment in connection with their electronically placed orders.

(d)
All subscriptions and orders, whether initial or additional, are subject to acceptance by and shall become effective upon confirmation by the Company, which reserves the right to reject any subscription or order in its sole discretion for any or no reason. Thus, for orders settled using DTC Settlement, Financial Intermediary acknowledges that once an order has become effective upon confirmation by the Company, Financial Intermediary may not modify the order after 5:00 PM EST on the date the order is confirmed by the Company. After 5:00 PM EST on the date the order is confirmed by the Company, the order will be considered a firm order and Financial Intermediary is expected to settle the trade as follows: (i) if Financial Intermediary has receive payment in full from an investor for the investor’s purchase of Preferred Stock on or before 5:00 PM EST on the settlement date, such sale of Preferred Stock for which the Company has received the consideration applicable thereto as described herein, in the Dealer Manager Agreement and in the Prospectus, and for which no written notice of failure has been given, will be final, not subject to rescission or reversal; (ii) if Financial Intermediary has not received payment in full from the applicable investor on or before the second business day after the settlement date applicable to purchased shares of Preferred Stock, such investor’s order, upon written notice to the Dealer Manager, shall be canceled, treated as a failed trade and any exchange of funds and securities as between the Company and Financial Intermediary in anticipation of settling the purchase in the ordinary course shall be reversed and rescinded; and (iii) after 5:00 PM EST on the second business date after the settlement date, a sale of Preferred Stock for which the Company has received the consideration applicable thereto as described herein, in the Dealer Manager Agreement and in the Prospectus, and for which no written notice of failure has been given, will be final, not subject to rescission or reversal, and Financial Intermediary’s receipt of payment from applicable investors shall be at the sole risk of Financial Intermediary. Subscriptions and orders not accompanied by the required instrument of payment for Preferred Stock may be rejected. Issuance and delivery of a share of Preferred Stock will be made only after a sale of a share of Preferred Stock is deemed by the Company to be completed in accordance with Section 3(d) of the Dealer Manager Agreement. If a subscription or order is rejected, cancelled or rescinded for any reason, then Financial Intermediary will return to the Dealer Manager any selling commissions or Dealer Manager Fees theretofore paid with respect to such order, and, if Financial Intermediary fails to so return any such selling commissions or Dealer Manager Fees, the Dealer Manager shall have the right to offset amounts owned against future commissions or Dealer Manager Fees due and otherwise payable to Financial Intermediary (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

(e)
Notwithstanding the other provisions of this Section 5, the Dealer Manager and/or the Company have the sole right to determine and change without notice to Soliciting Dealer: (i) the number and timing of closings, including the ability to change the number and timing of closings after communicating the anticipated closing to Soliciting Dealer; (ii) to limit the total amount of Series A1 Preferred Stock, Series M1 Preferred Stock and/or Series M2 Preferred Stock sold by all Soliciting Dealers per closing; (iii) to limit the amount of Series A1 Preferred Stock, Series M1 Preferred Stock and/or Series M2 Preferred Stock sold by Soliciting Dealer per closing; and (iv) to limit the total number of shares of Series A1 Preferred Stock, Series M1 Preferred Stock and/or Series M2 Preferred Stock sold by Soliciting Dealer.

6.	Soliciting Dealer Compensation.

(a)
Selling Commissions. Subject to the terms and conditions set forth herein, in Schedule II, and in the Dealer Manager Agreement and, subject to the special circumstances and discounts described in the “Plan of Distribution” section of the Prospectus, the Dealer Manager shall pay to Soliciting Dealer a selling commission of up to and including 7% of the Stated Value per share of Series A1 Preferred Stock sold by it and accepted and confirmed by the Company. To the extent the selling commission is below 7%, the public offering price per share of Series A1 Preferred Stock shall be decreased in accordance with the schedule included in the “Plan of Distribution” section of the Prospectus.

Selling commissions on shares of Series A1 Preferred Stock will be waived for customers of Financial Intermediary with fee-based or “wrap” accounts. Additionally, no selling commissions will be paid for sales of Series M1 Preferred Stock or Series M2 Preferred Stock.
For purposes of this Section 6(a), shares of Series A1 Preferred Stock are “sold” for DTC Settlement only when electronically submitted orders are confirmed by the Dealer Manager.
Soliciting Dealer may choose to offer and sell Series A1 Preferred Stock, Series M1 Preferred Stock or Series M2 Preferred Stock, or any combination of the Preferred Stock and will indicate their selections by completing Schedule II to this Agreement.

(b)
Authority to Issue Confirmation. Notwithstanding the foregoing, it is understood and agreed that no commission shall be payable with respect to particular shares of Series A1 Preferred Stock if the Dealer Manager or the Company rejects a proposed subscriber’s Subscription Agreement. Accordingly, Soliciting Dealer shall have no authority to issue a confirmation (pursuant to Exchange Act Rule 10b-10) to any subscriber.

(c)
Reallowance of Dealer Manager Fee. The Dealer Manager may, in its sole discretion, re-allow all or a portion of the Dealer Manager Fee received by it to Soliciting Dealer as a marketing fee. Subject to the immediately succeeding paragraph, the Dealer Manager may, in its sole discretion, request the Company to reimburse, to Soliciting Dealer for reasonable accountable bona fide due diligence expenses, provided such expenses have actually been incurred, are supported by detailed and itemized invoices provided to the Company and the Dealer Manager, and the Company or the Dealer Manager had theretofore given its prior written approval of incurrence of such expenses.

(d)
Marketing Expenses. Certain marketing expenses such as Soliciting Dealer conferences may be advanced to Soliciting Dealer and later deducted from the portion of the Dealer Manager Fee re-allowed to that Soliciting Dealer. Soliciting Dealer will repay any such advance to the extent not expended on marketing expenses. Any such advance shall be deducted from the maximum amount of the Dealer Manager Fee that may otherwise be re-allowable to Soliciting Dealer. Notwithstanding anything herein to the contrary, Soliciting Dealer will not be entitled to receive any Dealer Manager Fee which would cause the aggregate amount of selling commissions, dealer manager fees and other forms of underwriting compensation (as defined in accordance with FINRA Rule 2310(b)(4)(B)(ii)) received by the Dealer Manager and all Soliciting Dealers to exceed 10.0% of the gross proceeds raised from the sale of the Preferred Stock in the Offering (“FINRA’s 10% Cap”).

(e)
Limitations on Dealer Manager’s Liability for Commissions. The Company will not be liable or responsible to any Soliciting Dealer for the payment of any selling commissions or any reallowance of fees to Soliciting Dealer, it being the sole and exclusive responsibility of the Dealer Manager for the payment of selling commissions or any reallowance to Soliciting Dealer. Soliciting Dealer hereby waives any and all rights to receive payments of commissions, or any other fees or reallowance payable to Soliciting Dealer, if any, until the Dealer Manager is in receipt of the selling commissions or other fees or reallowance. Soliciting Dealer acknowledges and agrees that the Dealer Manager’s liability for commissions or other fees or reallowances payable to Soliciting Dealer is limited solely to commissions received and the portion of the Dealer Manager fee which represents the Marketing Fee received by the Dealer Manager from the Company in connection with Soliciting Dealer’s sale of Preferred Stock.

7.	No SIA Compensation. The Dealer Manager shall pay no commissions to the SIA.

8.
Reserved Preferred Stock. The number of Preferred Stock, if any, to be reserved for sale by each Soliciting Dealer may be decided by the mutual agreement, from time to time, of the Dealer Manager and the Company. The Dealer Manager reserves the right to notify Soliciting Dealer by United States mail or by other means of the number of shares of Preferred Stock reserved for sale by Soliciting Dealer, if any. Such Preferred Stock will be reserved for sale by Soliciting Dealer until the time specified in the Dealer Manager’s notification to Soliciting Dealer. Sales of any reserved shares of Preferred Stock after the time specified in the notification to Soliciting Dealer or any requests for additional shares of Preferred Stock will be subject to rejection in whole or in part.

9.
Dealer Manager’s Authority. Subject to the Dealer Manager Agreement, the Dealer Manager shall have full authority to take such action as it may deem advisable with respect to all matters pertaining to the Offering or arising thereunder. The Dealer Manager shall not be under any liability to Financial Intermediary, except (i) for its own lack of good faith and (ii) for obligations expressly assumed by the Dealer Manager hereunder.

10.	Indemnification.

(a)
Incorporation of Indemnification Obligations Under the Dealer Manager Agreement. Under the Dealer Manager Agreement, the Company has agreed to indemnify Financial Intermediary and the Dealer Manager and each of their respective Indemnified Parties, in certain instances and against certain liabilities, including liabilities under the Securities Act in certain circumstances. Financial Intermediary hereby agrees to indemnify the Company and each of its Indemnified Parties as provided in the Dealer Manager Agreement and to indemnify the Dealer Manager to the extent and in the manner that Financial Intermediary agrees to indemnify the Company in the Dealer Manager Agreement.

(b)
Financial Intermediary’s Hold Harmless Obligation. In furtherance of, and not in limitation of the foregoing, Financial Intermediary will indemnify, defend and hold harmless the Dealer Manager and the Company, and their officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each person who has signed the Registration Statement (“Indemnified Parties”), from and against any losses, claims, damages or liabilities to which any of the Indemnified Parties may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)
any untrue statement or any alleged untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereto, the Prospectus or any amendment or supplement to the Prospectus, any Approved Sales Literature, or any other sales literature used by Financial Intermediary;

(ii)
the omission or alleged omission to state a material fact required to be stated in the Registration Statement or any post-effective amendment thereof or necessary to make the statements therein not misleading, or the omission or alleged omission to state a material fact in the Prospectus or any amendment or supplement to the Prospectus, any Approved Sales Literature or any other sales literature used by Financial Intermediary necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in each case described in clauses (i) and (ii) with respect to the Registration Statement, Prospectus or any amendment or supplement to the Prospectus or any Approved Sales Materials to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company or the Dealer Manager by Financial Intermediary specifically for use with reference to Financial Intermediary in the preparation of the Registration Statement or any such post-effective amendments thereof or the Prospectus or any such amendment thereof or supplement thereto or any Approved Sales Literature;

(iii)
any use of sales literature not authorized or approved by the Company, any use of any sales literature marked “broker-dealer use only,” “institutional” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Preferred Stock to members of the public with members of the public, or any use of sales literature in a particular jurisdiction if such literature bears a legend denoting that it is not to be used in connection with the sale of Preferred Stock to members of the public in such jurisdiction;

(iv)
any untrue statement made by Financial Intermediary or Financial Intermediary’s representatives or agents or omission by Financial Intermediary or Financial Intermediary’s representatives or agents to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of Preferred Stock in each case, other than statements or omissions made in conformity with the Registration Statement, Prospectus, Approved Sales Literature or any other materials or information furnished by or on behalf of the Company;

(v)
any failure by Financial Intermediary to comply with applicable laws governing money laundry abatement and anti-terrorist financing efforts in connection with the Offering, including applicable FINRA Rules, Exchange Act Rules and Regulations and the USA PATRIOT Act of 2001 (the “PATRIOT Act”); or

(vi)	any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder.
Financial Intermediary will reimburse the aforesaid parties for any reasonable and documented legal or other expenses incurred in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Financial Intermediary may otherwise have.

(c)
Notice of Claim. Promptly after receipt by any indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, promptly notify the indemnifying party of the commencement thereof; provided, however, the failure to give such notice shall not relieve the indemnifying party of its obligations hereunder except to the extent it shall have been prejudiced by such failure. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of, and unconditional release of all liabilities from, the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party, such consent not to be unreasonably withheld or delayed.

(d)
Reimbursement. An indemnifying party under Section 10 of this Agreement shall be obligated to reimburse an indemnified party for reasonable legal and other expenses as follows: the indemnifying party shall pay all legal fees and expenses reasonably incurred by the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm (in addition to local counsel) that has been participating by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

11.
Contribution. If the indemnification provided for in Section 10 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims or damages referred to therein, the contributions provisions set forth in Section 8 of the Dealer Manager Agreement shall be applicable.

12.
Company as Party to Agreement. The Company shall be a third party beneficiary of Financial Intermediary’s representations, warranties, covenants and agreements contained in Sections 10 and 11. No provision of Section 10 or Section 11 may be amended or waived without the prior written consent of the Company. The Company shall have all enforcement rights in law and in equity with respect to those portions of this Agreement as to which it is third party beneficiary.

13.	Privacy Laws; Compliance.

(a)	Financial Intermediary agrees to:

(i)
abide by and comply with (A) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”); (B) the privacy standards and requirements of any other applicable federal or state law; and (C) Financial Intermediary’s own internal privacy policies and procedures, each as may be amended from time to time;

(ii)
refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers, except as necessary to service the customers or as otherwise necessary or required by applicable law; and

(iii)
determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving an aggregated list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights. If either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

14.
Anti-Money Laundering Compliance Programs. Financial Intermediary represents to the Dealer Manager and to the Company that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with Section 352 of the PATRIOT Act and FINRA Rule 3310, that complies with applicable anti-money laundering laws and regulations, including, but not limited to, the customer identification program requirements of Section 326 of the PATRIOT Act, and the suspicious activity reporting requirements of Section 356 of the PATRIOT Act, and the laws, regulations and Executive Orders administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury (collectively, “AML/OFAC Laws”). Financial Intermediary hereby covenants to remain in compliance with the AML/OFAC Laws and shall, upon request by the Dealer Manager and/or the Company, provide a certification to the Dealer Manager and/or the Company that, as of the date of such certification, its AML Program is compliant with the AML/OFAC Laws. Upon request by the Dealer Manager and/or the Company at any time, Financial Intermediary will (i) furnish a written copy of its AML Program, or a summary of its AML Program, to the Dealer Manager and/or the Company for review, and (ii) furnish any information that the Dealer Manager and/or the Company may request to satisfy applicable AML/OFAC laws.

15.
Confidentiality. Each party to this Agreement agrees to maintain all information received from the other party pursuant to this Agreement in confidence, and each party to this Agreement agrees not to use any such information for any purpose, or disclose any such information to any person or entity, except as permitted by this Agreement or applicable laws, rules and regulations. This Section 15 shall survive the termination or expiration of this Agreement.

16.
Non-Solicitation. Subject to this Section 16, the Dealer Manager agrees that it will not (and the Dealer Manager will use reasonable good faith efforts to ensure that its employees and representatives do not) solicit business from any of Financial Intermediary’s contacts or customers or knowingly recruit any of Financial Intermediary’s independent registered representatives. Notwithstanding the foregoing, the Dealer Manager may solicit Financial Intermediary’s contacts, customers or independent registered representatives but only to the extent that the Dealer Manager can demonstrate a relationship with such contacts, customers or independent registered representatives that was not derived through the efforts of Financial Intermediary’s representatives who are engaged in selling efforts directly in connection with the Offering. This Section 16 shall survive the termination or expiration of this Agreement.

17.	Miscellaneous.

(a)
Ratification of Dealer Manager Agreement. Financial Intermediary hereby authorizes and ratifies the execution and delivery of the Dealer Manager Agreement by the Dealer Manager as Dealer Manager for itself and on behalf of all Financial Intermediaries (including Financial Intermediary party hereto) and authorizes the Dealer Manager to agree to any variation of its terms or provisions and to execute and deliver any amendment, modification or supplement thereto. Financial Intermediary hereby agrees to be bound by all provisions of the Dealer Manager Agreement relating to Financial Intermediaries. Financial Intermediary also authorizes the Dealer Manager to exercise, in the Dealer Manager’s discretion, all the authority or discretion now or hereafter vested in the Dealer Manager by the provisions of the Dealer Manager Agreement and to take all such actions as the Dealer Manager may believe desirable in order to carry out the provisions of the Dealer Manager Agreement and of this Agreement.

(b)	Ratification of Escrow Agreement. Financial Intermediary agrees that it is bound by the terms of the Escrow Agreement executed by the Dealer Manager and the Company.

(c)
Termination. This Agreement, except for the provisions of Sections 9 (Dealer Manager’s Authority), 10 (Indemnification), 11 (Contribution), 12 (Company as Party to Agreement), 13 (Privacy Laws; Compliance), 14 (Confidentiality), 15 (Non-Solicitation) and this Section 17 (Miscellaneous), may be terminated at any time by either party hereto by five days’ prior written notice to the other party and, in all events, this Agreement shall terminate on the termination date of the Dealer Manager Agreement, except for the provisions of Sections 9, 10, 11, 12, 13, 15, 16 and this Section 17.

(d)	Communications. Any communications from Financial Intermediary should be in writing addressed to the Dealer Manager at:
Preferred Capital Securities, LLC
3284 Northside Parkway, NW
Atlanta, Georgia 30327
Attention: Mr. Brian Cho
with a copy to:

Practus, LLP
2575 Peachtree Road NE, Unit 17B
Atlanta, GA 30305
Attention: Kirk Montgomery
Any notice from the Dealer Manager to Financial Intermediary shall be deemed to have been duly given if mailed, communicated by electronic delivery or facsimile or delivered by overnight courier to Financial Intermediary at Financial Intermediary’s address shown below.

(e)
No Partnership. Nothing herein contained shall constitute the Dealer Manager, Financial Intermediaries, the other Financial Intermediaries or any of them as an association, partnership, limited liability company, unincorporated business or other separate entity.

(f)
Notice of Registration Statement Effectiveness. If this Agreement is executed before an applicable Effective Date, then the Dealer Manager will notify Financial Intermediary in writing when such applicable Effective Date has occurred. Financial Intermediary agrees that Financial Intermediary will not make any offers to sell Preferred Stock or solicit purchasers for Preferred Stock until Financial Intermediary has received such written notice of the applicable Effective Date from the Dealer Manager or the Company. This Agreement shall be effective for all sales by Financial Intermediary on and after the applicable Effective Date.

(g)
Transfer Agent. The Company may authorize its transfer agent to provide information to the Dealer Manager and Financial Intermediary regarding record holder information about the clients of Financial Intermediary who have invested with the Company on an on-going basis for so long as Financial Intermediary has a relationship with such client. Financial Intermediary shall not disclose any password for a restricted website or portion of a website provided to Financial Intermediary in connection with the Offering and shall not disclose to any person, other than an officer, director, employee or agent of Financial Intermediary, any material downloaded from such restricted website or portion of a restricted website.

(h)
Assignment. Financial Intermediary shall have no right to assign this Agreement or any of its rights hereunder or to delegate any of its obligations. Any purported assignment or delegation by Financial Intermediary shall be null and void. The

Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Financial Intermediary shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Financial Intermediary.

(i)
Amendment. This Agreement may be amended from time to time by consent of the parties hereto. Financial Intermediary’s consent will be deemed to have been given to an amendment to this Agreement, and such amendment will be effective, five business days following written notice to Financial Intermediary of such amendment if it does not notify the Dealer Manager in writing prior to the close of business on such fifth business day that Financial Intermediary does not consent to such amendment. Notwithstanding the foregoing, Financial Intermediary agrees that (i) it shall consent to any amendment, supplement or modification of the terms of this Agreement requested by FINRA, and (ii) any amendment, supplement or modification of the terms of this Agreement will be effective immediately and Financial Intermediary’s consent will be deemed to have been given to any such amendment, supplement or modification by its sale of Preferred Stock or otherwise receiving and retaining an economic benefit for participating in the Offering as a Financial Intermediary.

(j)
Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

(k)
Invalidity. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

(l)
Strict Performance. The failure of any party to insist upon or enforce strict performance by any other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party’s right to assert or rely upon any such provision or right in that or any other instance; rather, such provision or right shall be and remain in full force and effect.

If the foregoing is in accordance with Financial Intermediary’s understanding and agreement, please sign and return the attached duplicate of this Agreement. Financial Intermediary’s indicated acceptance thereof shall constitute a binding agreement between Financial Intermediary and the Dealer Manager.
DEALER MANAGER:
PREFERRED CAPITAL SECURITIES, LLC
By:
Name:
Title:
The undersigned dealer confirms its agreement to act as a Financial Intermediary pursuant to all the terms and conditions of the above Financial Intermediary Agreement and the attached Dealer Manager Agreement.
Dated: ____________, 20____
Name of Financial Intermediary
Federal Identification Number (If Applicable)
By:
Name:
Authorized Signatory
Kindly have checks representing commissions forwarded as follows (if different than above): (Please type or print)
Name of Firm:
Address:
Street
City
State and Zip Code
(Area Code) Telephone No.
Attention:

SCHEDULE I
TO
FINANCIAL INTERMEDIARY AGREEMENT WITH
PROSPECT CAPITAL CORPORATION
Soliciting Dealer represents and warrants that it is currently licensed as a broker-dealer in the following jurisdictions:

● Alabama	● Nebraska
● Alaska	● Nevada
● Arizona	● New Hampshire
● Arkansas	● New Jersey
● California	● New Mexico
● Colorado	● New York
● Connecticut	● North Carolina
● Delaware	● North Dakota
● District of Columbia	● Ohio
● Florida	● Oklahoma
● Georgia	● Oregon
● Hawaii	● Pennsylvania
● Idaho	● Puerto Rico
● Illinois	● Rhode Island
● Indiana	● South Carolina
● Iowa	● South Dakota
● Kansas	● Tennessee
● Kentucky	● Texas
● Louisiana	● Utah
● Maine	● Vermont
● Maryland	● Virgin Islands
● Massachusetts	● Virginia
● Michigan	● Washington
● Minnesota	● West Virginia
● Mississippi	● Wisconsin
● Missouri	● Wyoming
● Montana

SCHEDULE II
TO
FINANCIAL INTERMEDIARY AGREEMENT WITH
PROSPECT CAPITAL CORPORATION
The following reflects the Preferred Stock the Financial Intermediary agrees to sell as set forth herein and in the Financial Intermediary Agreement. The terms of the Preferred Stock as set forth below are subject to and in no way modify the terms discussed in the Financial Intermediary Agreement and the Prospectus. This Schedule II is effective as of the date of the Financial Intermediary Agreement and may be modified at any time by written agreement of the Parties. Terms not defined herein shall have the meaning set forth in the Financial Intermediary Agreement.
Check each applicable box below:
¨ Series A1 Preferred Stock.
Subject to any terms set forth in the Financial Intermediary Agreement and the Prospectus, if the Financial Intermediary elects to sell Series A1 Preferred Stock, it may qualify to receive a selling commission up to 7% of the Stated Value of $25.00 per share of Series A1 Preferred Stock sold. If Financial Intermediary agrees to less than 7% please indicate here: ________. Must be in a half a percent increments. If the selling commission is less than 7%, the Series A1 Preferred Stock will be sold at the corresponding price set forth in the “Plan of Distribution” section of the Prospectus.
RIA / Fee based share class options. Please check all the options that would be permitted.
¨ Series A1 Preferred Stock at $23.25 per share. DTC or DRS eligible share class that can be traded into and redeemed out of a brokerage account electronically or purchased through a check and application process.
¨ Series M1 Preferred Stock. DTC eligible class that can be traded into and redeemed out of a brokerage account electronically or purchased through a check and application process.
¨ Series M2 Preferred Stock. DRS eligible class that can only be purchased through a check and application process.
Subject to any terms set forth in the Financial Intermediary Agreement and the Prospectus, if the Financial Intermediary elects to sell Series M1 Preferred Stock or Series M2 Preferred Stock, it will receive no selling commissions. Series M1

Preferred Stock and Series M2 Preferred Stock are sold at the public offering price of $25.00 per share.

IN WITNESS WHEREOF, the parties have executed this Schedule II on the date and year shown above.
FINANCIAL INTERMEDIARY:    DEALER MANAGER:
PREFERRED CAPITAL SECURITIES, LLC
(Name of Financial Intermediary)
By:             Name:
    Title:            By:
    Name:            Title:

EXHIBIT B
FORM OF SELECTED INVESTMENT ADVISOR AGREEMENT

FORM OF SELECTED INVESTMENT ADVISOR AGREEMENT
WITH PROSPECT CAPITAL CORPORATION
__________ __, 2020
THIS SELECTED INVESTMENT ADVISOR AGREEMENT is made and entered into as of the date first written above (this “Agreement”), between Preferred Capital Securities, LLC, a Georgia limited liability company (the “Dealer Manager”), and ____________, a ___________ (the “SIA”).
WHEREAS, the Dealer Manager entered into a dealer manager agreement, dated August 3, 2020, with Prospect Capital Corporation (the “Company”), a Maryland Corporation (the “Dealer Manager Agreement”), under which the Dealer Manager agreed to act as the agent, principal distributor and exclusive dealer manager for an offering by the Company of up to 40,000,000 shares, par value $0.001 per share, of preferred stock, with a $1,000,000,000 aggregate liquidation preference (the “Preferred Stock”). The Preferred Stock will be issued in multiple series, including the 5.50% Series A1 Preferred Stock (“Series A1 Preferred Stock”), the 5.50% Series M1 Preferred Stock (“Series M1 Preferred Stock”), and the 5.50% Series M2 Preferred Stock (“Series M2 Preferred Stock,” and together with Series M1 Preferred Stock, “Series M Preferred Stock”), and the Company may offer any future series of Preferred Stock, provided that the aggregate number of shares issued across all series of Preferred Stock shall not exceed 40,000,000 shares, unless increased by the board of directors of the Company (the “Offering”). Each share of Preferred Stock will be sold at a public offering price of $25.00 per share. The minimum investment amount is $5,000, but purchases of less than $5,000 may be permitted by the Company in the Company’s sole discretion. The Offering will commence on the initial Effective Date (as defined below). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings therefor as in the Dealer Manager Agreement.
WHEREAS, the SIA (i) is an entity organized and presently in good standing in the state of its organization, (ii) is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) or if not registered under the Investment Advisers Act, then it is registered under the state securities acts in the states where it does business as an investment advisor, and (iii) has made such regulatory filings and obtained such regulatory approvals in each state in which the SIA is required to make such filings or obtain such approvals;
WHEREAS, the offer and sale of the Preferred Stock shall be made pursuant to the terms and conditions of (i) the Registration Statement and the Prospectus (each term as defined herein),

and (ii) all applicable federal securities laws and the applicable securities laws of all states in which the Preferred Stock are offered and sold;
WHEREAS, the Company will sell Preferred Stock using two closing services provided by the Depository Trust Company (“DTC”). The first service is DTC closing (“DTC Settlement”), and the second service is Direct Registration Service (“DRS Settlement”). The Company will deliver the Series A1 Preferred Stock and the Series M1 Preferred Stock through the facilities of DTC Settlement or DRS Settlement and the Series M2 Preferred Stock only through DRS Settlement; and
WHEREAS, the SIA is willing and desires to provide its clients with information concerning the Preferred Stock upon the terms and subject to the conditions contained herein;
NOW, THEREFORE, in consideration of the premises and upon the terms and subject to the conditions hereof, it is agreed between the Dealer Manager and the SIA as follows.

1.
Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Securities Act Rules and Regulation”), as applied pursuant to the Small Business Credit Availability Act (“SBCAA”) or otherwise, on Form N-2 covering the registration of the Company’s securities under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the Securities Act Rules and Regulation. Such registration statement became effective immediately upon its filing with the Commission. Prior to the expiration of any currently effective registration statement covering the registration of the Company’s securities under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the Securities Act Rules and Regulation, the Company will prepare and file a new automatic shelf registration statement on Form N-2 covering the continued registration of the Company’s securities under the Securities Act, and the offer and sale thereof from time to time in accordance with Rule 415 of the Securities Act Rules and Regulation.

Except where the context otherwise requires, each such registration statement, as amended, including all documents filed as a part thereof or incorporated by reference therein, and including any Rule 430B information contained in a prospectus related to the Offering subsequently filed with the Commission pursuant to Rule 497, Rule 424 or such other Securities Act Rules and Regulations as may be applicable to the Company and deemed to be part of such registration statement and also including any Rule 462(b) Registration Statement, is herein called the “Registration Statement.”

“Prospectus” means the base prospectus relating to various securities of the Company that is included in the Registration Statement and any prospectus supplement (including a pricing supplement, if applicable) relating to the Offering, filed by the Company with the Commission pursuant to Rule 497 or Rule 424, as applicable, including, in each case, any document incorporated or deemed to be incorporated therein by reference pursuant to the SBCAA or the rules of the Commission promulgated thereunder or otherwise.
“Registration Statement” without reference to a time means such registration statement, as amended, as of the time of the first contract of sale of Preferred Stock of a particular series, which time shall be considered the new effective date of such registration statement, as amended, with respect to such series of Preferred Stock (within the meaning of Rule 430B(f)(2)). For purposes of this definition, information contained in a form of prospectus, prospectus supplement or pricing supplement that is retroactively deemed to be a part of such registration statement, as amended, pursuant to Rule 430B or Rule 430C shall be considered to be included in such registration statement, as amended, as of the time specified in Rule 430B or Rule 430C, as the case may be.
All references in this Agreement to financial statements and schedules and other information which is “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in or otherwise deemed under the SBCAA to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus, including those made pursuant to Rule 497, Rule 424 or such other Securities Act Rules and Regulations as may be applicable to the Company, shall be deemed to mean and include, without limitation, the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is or is deemed to be incorporated by reference in or otherwise deemed under the SBCAA or the rules of the Commission promulgated thereunder or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date.
As used herein, the term “Effective Date” shall refer to the effective date of each Prospectus relating to the Offering, unless the context otherwise requires.

2.	Purchase of Preferred Stock.

(a)	The SIA hereby covenants, warrants and agrees that, in regard to any purchase of the Preferred Stock by its clients, it will comply with all the terms and conditions of the Registration Statement and the Prospectus, all applicable state and federal laws, including the Securities Act, the Investment Advisers Act and any and all regulations and rules pertaining thereto. Neither the SIA nor any other person shall have any authority to give any information or make any representations or warranties in connection with the Preferred Stock other than the information contained in the Registration Statement and Prospectus.

(b)
Clients of the SIA, or the SIA on behalf of its clients where the SIA has been granted discretionary trading authority, may purchase the Preferred Stock according to all the terms and conditions as are contained in the Registration Statement and the Prospectus. The SIA shall comply with all requirements set forth in the Registration Statement and the Prospectus and shall use and distribute, in connection with the purchase of Preferred Stock by its clients, only the Prospectus and such sales literature supplied to the SIA by the Dealer Manager with the Prospectus. The Dealer Manager reserves the right to establish such additional procedures as it may deem necessary to ensure compliance with the requirements of the Registration Statement, the Prospectus and applicable laws, and the SIA shall comply with all such additional procedures to the extent that it has received written notice thereof.

(c)	If using DRS Settlement:

(i)
Clients of the SIA shall complete the subscription agreement which accompanies the Prospectus in connection with the purchase of the Preferred Stock. The SIA will process the subscription agreement and payment according to the SIA’s custodian’s applicable procedures. If any subscription agreement is rejected, the subscription agreement and funds for the purchase of Preferred Stock will be returned to the rejected subscriber within ten (10) business days from the date of rejection. As used in this Agreement, “business day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close; and

(ii)
Payments for Preferred Stock shall be made by wire transfer to the Escrow Agent (as defined below) or checks payable to “UMB Bank, N.A., Escrow Agent for Prospect Capital Corporation”. Financial Intermediary shall forward original checks for the purchase of Preferred Stock together with an original Subscription Agreement, completed, executed and initialed where indicated by the subscriber as provided for in the Subscription

Agreement, to UMB Bank, N.A. (the “Escrow Agent”) at the address provided in the Subscription Agreement.

(d)	If using DTC Settlement, the soliciting dealer that effects the sale will coordinate for payment in connection with their electronically placed orders.

(e)
The Preferred Stock may be purchased by clients of the SIA only where the Preferred Stock may be legally offered and sold and only by such persons in such states in which the SIA has made such regulatory filings and obtained such regulatory approvals applicable to it.

(f)
For Preferred Stock sold using DRS Settlement, the SIA has or will obtain the consent of each client who subscribes for Preferred Stock to access such client’s investor account at the Company’s transfer agent and view the account information contained in such client’s investor account at the Company’s transfer agent.

(g)	The SIA shall have no obligation under this Agreement to advise its clients to purchase any of the Preferred Stock.

(h)
For Preferred Stock sold using DRS Settlement, the SIA shall retain in its files all subscription agreements for a period of time not less than required in order to comply with applicable federal and other regulatory requirements.

(i)
The SIA hereby confirms that it is familiar with Securities Act Release No. 4968 and Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses, and confirms that it has complied and will comply therewith.

(j)
For shares of Preferred Stock sold using DRS Settlement, a sale of Preferred Stock shall be deemed to be completed only after the Company receives a properly completed subscription agreement from the SIA (together with payment of the full purchase price of each purchased share of Preferred Stock) on behalf of the buyer who satisfies each of the terms and conditions of the Registration Statement and Prospectus, and only after such subscription agreement has been accepted in writing by the Company.

(k)	Clients of the SIA will purchase the Series M Preferred Stock at the public offering price of $25.00 per share.

(l)
Clients of the SIA will not be charged any selling commissions in connection with their purchases of Series A1 Preferred Stock and will purchase the Series A1 Preferred Stock at a per Series A1 Preferred Stock purchase price of $23.25.

(m)	It is understood and agreed that in connection with any completed sale of Preferred Stock to clients of the SIA, the Company shall pay the Dealer Manager a fee as set forth in the Prospectus.

(n)
The SIA will make the determinations required to be made by it pursuant to subparagraphs (g) above and (n) below based on information it has obtained from each prospective client, including, at a minimum, but not limited to, the prospective client’s age, investment objectives, investment experience, income, net worth, financial situation and needs, other investments of the prospective client, as well as any other pertinent factors deemed by the SIA to be relevant.

(o)	In addition to any other obligations of the SIA to determine suitability imposed by state or federal law, the SIA agrees that it will comply fully with the following provisions:

(i)
The SIA shall have reasonable grounds to believe, based upon information provided by the client concerning such client’s investment objectives, other investments, financial situation and needs, and upon any other information known by the SIA, that (A) each client of the SIA that purchases Preferred Stock is or will be in a financial position appropriate to enable such client to realize to a significant extent the benefits (including tax benefits) of an investment in the Preferred Stock, (B) each client of the SIA that purchases Preferred Stock has a fair market net worth sufficient to sustain the risks inherent in an investment in the Preferred Stock, including potential loss of his entire investment, and (C) the Preferred Stock otherwise are or will be a suitable investment for each client of the SIA that purchases Preferred Stock, and the SIA shall maintain files disclosing the basis upon which the determination of suitability was made;

(ii)
The SIA shall have reasonable grounds to believe, based upon the information made available to it, that all material facts are adequately and accurately disclosed in the Registration Statement and provide a basis for evaluating the Preferred Stock;

(iii)	In making the determination set forth in subparagraph (ii) above, the SIA shall evaluate items of compensation, tax aspects, financial stability and experience of the Company, conflicts of interest and risk factors, as well as any other information deemed pertinent by it; and

(iv)	The SIA shall inform each prospective nondiscretionary client of all pertinent facts relating to the liquidity and marketability of the Preferred Stock.

(p)	The SIA agrees to retain in its files, for a period of at least six years, information which will establish that each purchaser of Preferred Stock falls within the permitted class of investors.

(q)	The SIA either (i) shall not purchase Preferred Stock for its own account or (ii) shall hold for investment any Preferred Stock purchased for its own account.

3.	Compensation to SIA.
The Dealer Manager shall pay no commissions to the SIA.

4.	Association of the Dealer Manager with Other Advisors and Dealers.
It is expressly understood between the Dealer Manager and the SIA that the Dealer Manager may cooperate with broker-dealers who are registered as broker-dealers with the Financial Industry Regulatory Authority, Inc. (“FINRA”) or with other investment advisors registered under the Investment Advisers Act or, if not registered under the Investment Advisers Act, then the SIA is registered under the state securities acts in the states where it does business as an investment advisor. Such broker-dealers and investment advisors:

(a)	may enter into agreements with the Dealer Manager on terms and conditions that may be identical or similar to, or materially different from, this Agreement; and

(b)
shall receive such rates of commission or other fees as are agreed to between the Dealer Manager and the respective broker-dealers and investment advisors and as are in accordance with the terms of the Registration Statement.

5.	Conditions of the SIA’s Obligations.
The SIA’s obligations hereunder are subject, during the term of this Agreement and the Offering, to:

(a)	the performance by the Dealer Manager of its obligations (including compliance by the Dealer Manager with its covenants and agreements set forth in Section 8); and

(b)	the conditions that (i) the Registration Statement shall become and remain effective, and (ii) no stop order shall have been issued suspending the effectiveness of the Offering.

6.	Conditions to the Dealer Manager’s Obligations.
The obligations of the Dealer Manager hereunder are subject, during the term of this Agreement and the Offering, to the conditions that:

(a)
at the effective date of the Registration Statement and thereafter during the term of this Agreement while any Preferred Stock remain unsold, the Registration Statement shall remain in full force and effect authorizing the offer and sale of the Preferred Stock;

(b)
no stop order suspending the effectiveness of the Offering or other order restraining the offer or sale of the Preferred Stock shall have been issued nor proceedings therefor initiated or threatened by any state regulatory agency or the SEC; and

(c)	the SIA shall have satisfactorily performed all its obligations hereunder (including Section 7).

7.	Representations, Warranties, Covenants and Agreements of the SIA.
The SIA covenants, agrees, warrants and represents during the term of this Agreement, as follows:

(a)
The SIA is and will continue to be registered as an investment advisor under the Investment Advisers Act or, if not registered under the Investment Advisers Act, then registered under the state securities acts in the states where it does business as an investment advisor, and will make or comply with any regulatory filings and other regulatory requirements applicable to it in each state in which the SIA is required to make such filings or comply with such other requirements.

(b)
The SIA is not registered as a broker-dealer with FINRA. While the associated persons of the SIA may be registered as a registered representatives with FINRA, the SIA agrees that it and its associated persons are subject to and will act in accordance with this Agreement when providing its clients with information concerning the Preferred Stock and the procedures for subscribing for the Preferred Stock.

(c)
The SIA shall comply with all applicable federal and state securities laws, including without limitation the disclosure requirements of the Investment Advisers Act and the provisions thereof requiring disclosure of the existence of this Agreement.

(d)	The SIA shall maintain the records required by Section 204 of the Investment Advisers Act and Rule 204-2 thereunder, in the form and for the periods required thereby.

(e)
The SIA and any person associated with the SIA has reasonably complied, in all material respects, with the identification, verification and documentation sections of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

(f)
With respect to any purchase of the Preferred Stock by a client of the SIA, such investment will be in conformity with all applicable provisions of the SIA’s investment advisory agreement with such client (including without limitation any and all investment objectives, guidelines and restrictions applicable to the client’s account), and the SIA shall have acted in conformity with the standard of care owed to the client under applicable law and any applicable provisions in the SIA’s investment advisory agreement with the client.

8.	Covenants and Agreements of the Dealer Manager.
The Dealer Manager covenants and agrees during the term of this Agreement as follows:

(a)
It shall inform the SIA whenever and as soon as it receives or learns of any order issued by the Commission or any other regulatory agency which suspends the effectiveness of the Registration Statement or prevents the use of the Prospectus or which otherwise prevents or suspends the offering or sale of the Preferred Stock, or receives notice of any proceedings regarding any such order.

(b)	It shall deliver to the SIA such number of copies of the Registration Statement or the Prospectus, and any supplements and post-effective amendments thereto, as the SIA may reasonably request.

9.	Payment of Costs and Expenses.

Each party shall pay all costs and expenses incident to the performance of its obligations under this Agreement.

10.	Indemnification.

(a)
Under the Dealer Manager Agreement, the Company has agreed to indemnify the SIA and the Dealer Manager and each of their respective Indemnified Parties, in certain instances and against certain liabilities, including liabilities under the Securities Act in certain circumstances. The SIA hereby agrees to indemnify the Company and each of its Indemnified Parties as provided in the Dealer Manager Agreement and to indemnify the Dealer Manager to the extent and in the manner that the SIA agrees to indemnify the Company in the Dealer Manager Agreement. This indemnity provision shall survive the termination of this Agreement.

(b)
In furtherance of, and not in limitation of the foregoing, SIA will indemnify, defend and hold harmless the Dealer Manager and the Company, and their officers, directors, employees, members, partners, affiliates, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each person who has signed the Registration Statement (“Indemnified Parties”), from and against any losses, claims, damages or liabilities to which any of the Indemnified Parties may become subject, under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)
any untrue statement or any alleged untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereto or the Prospectus or any amendment or supplement to the Prospectus;

(ii)
the omission or alleged omission to state a material fact required to be stated in the Registration Statement or any post-effective amendment thereof or necessary to make the statements therein not misleading, or the omission or alleged omission to state a material fact in the Prospectus or any amendment or supplement to the Prospectus necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in each case described in clauses (i) and (ii) with respect to the Registration Statement, Prospectus or any amendment or supplement to the Prospectus to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company or the Dealer Manager by SIA specifically for use with reference to SIA in the preparation of the Registration Statement or any such post-effective amendments thereof or the Prospectus or any such amendment thereof or supplement thereto;

(iii)
any untrue statement made by SIA or SIA’s representatives or agents or omission by SIA or SIA’s representatives or agents to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of Preferred Stock in each case, other than statements or omissions made in conformity with the Registration Statement, Prospectus or any other materials or information furnished by or on behalf of the Company;

(iv)
any failure by SIA to comply with applicable laws governing money laundry abatement and anti-terrorist financing efforts in connection with the Offering, including applicable FINRA Rules, Exchange Act Rules and Regulations and the USA PATRIOT Act of 2001 (the “PATRIOT Act”); or

(v)	any other failure to comply with applicable rules of FINRA or federal or state securities laws and the rules and regulations promulgated thereunder.
SIA will reimburse the aforesaid parties for any reasonable and documented legal or other expenses incurred in connection with investigation or defense of such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which SIA may otherwise have.
This indemnity provision shall survive the termination of this Agreement.

(c)
No indemnifying party shall be liable under the indemnity provisions contained in subparagraphs (a) and (b) above unless the party to be indemnified shall have notified such indemnifying party in writing promptly after the summons or other first legal process giving information of the nature of the claim served upon the party to be indemnified, but failure to notify an indemnifying party of any such claim shall not relieve it from any liabilities which it may have to the indemnified party against whom action is brought.

In the case of any such claim, if the party to be indemnified notified the indemnifying party of the commencement thereof as aforesaid, the indemnifying party shall be entitled to participate at its own expense in the defense of such claim. If it so elects, in accordance with arrangements satisfactory to any other indemnifying party or parties similarly notified, the indemnifying party has the option to assume the entire defense of the claim, with counsel who shall be reasonably satisfactory to such indemnified party and all other indemnified parties who are defendants in such action, unless such indemnified parties reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party. Any indemnified party shall have the right to employ a separate counsel in any such action and to participate in the defense thereof but the reasonable fees and expenses of such counsel shall be borne by such party unless such party has objected in accordance with the preceding sentence, in which event such fees and expenses shall be borne by the indemnifying parties. Except as set forth in the preceding sentence, if an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of separate counsel for the indemnified parties incurred thereafter in connection with such action.
In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

11.	Term of Agreement.
This Agreement shall become effective on the date on which this Agreement is executed by all the parties hereto. After this Agreement becomes effective, any party may terminate it at any time for any reason by giving 5 days’ prior notice to the other party; provided, however, that this Agreement shall in any event automatically terminate at the first occurrence of the SIA’s license or registration to act as an investment advisor being revoked or suspended by any federal, self-regulatory or state agency and such revocation or suspension is not cured within ten days from the date of such occurrence. Notwithstanding anything herein to the contrary, this Agreement shall be deemed suspended during any period for which the SIA’s registration under the Investment Advisers Act is revoked or suspended or, if the SIA is not registered under the Investment Advisers Act, then under the state securities acts in the states where it does business as an investment advisor. SIA agrees to notify the Dealer Manager immediately if the SIA’s registration under the Investment Advisers Act is revoked or suspended.

12.	Notices.

All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Agreement (each, a “Notice”) shall be in writing and shall be (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by facsimile transmission (provided, however, that the original copy thereof also is sent by one of the other means specified above in this Section 12):
If to the Dealer Manager:
Preferred Capital Securities, LLC
3284 Northside Parkway NW, Suite 150
Atlanta, Georgia 30329
Attention:     Mr. Brian Cho
with a copy to:
Practus, LLP
2575 Peachtree Road NE, Unit 17B
Atlanta, GA 30305
Attention: Kirk Montgomery
If sent to the SIA:    To the person whose name and address are identified on the signature page of this Agreement; or
to such other person or address as any party shall specify by Notice in writing to the other parties in accordance with this Section 12. Each Notice shall be deemed effective and given upon actual receipt or refusal of receipt.

13.	Successors.
This Agreement shall be binding upon and inure to the benefit of the parties hereto, and shall not be assigned by the SIA, whether by contract, operation of law or otherwise.

14.	Miscellaneous.

(a)	This Agreement shall be construed, without regard to conflicts of law provisions, in accordance with the applicable laws of the State of Georgia.

(b)	Nothing in this Agreement shall constitute the SIA as in association with or in partnership with the Dealer Manager or the Company.

(c)
If any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys’ fees, expert witness fees and other costs and expenses incurred by the prevailing party in connection therewith. If any party to this Agreement (the “First Party”) becomes involved in a litigation, arbitration or other dispute proceeding (a “Proceeding”) made or brought by any person who is not a party to this Agreement or an affiliate of a party to this Agreement and which arises out of or otherwise involves the acts or omissions of another party to this Agreement (the “Second Party”), and the First Party is dismissed from the Proceeding or otherwise found to have prevailed in the Proceeding, the Second Party shall be responsible for paying any and all costs and expenses (including without limitation reasonable attorneys’ fees) incurred by the First Party in connection with defending itself in the Proceeding, including without limitation costs and expenses of investigation and expert witness fees.

(d)
The terms of this Agreement may be extended to cover additional offerings of Preferred Stock or other securities of the Company by the execution by the parties hereto of an addendum identifying the Preferred Stock or other securities of the Company and registration statement relating to such additional offering. Upon execution of such addendum, the terms “Preferred Stock”, “Offering”, “Registration Statement” and “Prospectus” set forth herein shall be deemed to be amended as set forth in such addendum.

(e)
This Agreement embodies the entire agreement and understanding, and supersedes all prior agreements and understanding (whether written or oral), among the parties hereto with respect to the subject matter hereof.

(f)	No amendment to, or waiver of, any provision of this Agreement shall be deemed valid or effective unless it is in writing and signed by all the parties hereto.

(g)	If any provision of this Agreement shall be deemed void, invalid or ineffective for any reason, the remainder of the Agreement shall remain in full force and effect.

(h)
This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterpart copies, each of which shall be deemed an original but all of which together shall constitute one and the same instrument comprising this Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.
Dealer Manager:
PREFERRED CAPITAL SECURITIES, LLC
By:
Print Name:
Title:
Selected Investment Advisor:
Firm Name:________________________________
By:
Print Name:
Title:
Date:_______________________________________Address:____________________________________
City, State, Zip:______________________________
Telephone:_________________________________

EXHIBIT C
Selling Commission

Series	Selling Commission
Series A1 Preferred Stock	Up to seven percent (7%) of the Stated Value per share of Series A1 Preferred Stock sold in the Offering
Series M1 Preferred Stock	None
Series M2 Preferred Stock	None

Accepted as of ________, 20___:

PROSPECT CAPITAL CORPORATION	PREFERRED CAPITAL SECURITIES, LLC
By:	By:
Name:	Name:
Title:	Title: